PROSPECTUS | February 15, 2000
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YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
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INVESCO STOCK FUNDS, INC.

INVESCO BLUE CHIP GROWTH FUND--CLASS C
INVESCO DYNAMICS FUND--CLASS C
INVESCO ENDEAVOR FUND--CLASS C
INVESCO GROWTH & INCOME FUND--CLASS C
INVESCO SMALL COMPANY GROWTH FUND--CLASS C
INVESCO VALUE EQUITY FUND--CLASS C

SIX MUTUAL FUNDS SEEKING LONG-TERM CAPITAL APPRECIATION. CLASS C SHARES ARE SOLD PRIMARILY THROUGH THIRD PARTIES, SUCH AS BROKERS, BANKS, AND FINANCIAL PLANNERS.

TABLE OF CONTENTS

Investment Goals, Strategies And Risks...........2
Fund Performance.................................6
Fees And Expenses................................9
Investment Risks................................11
Risks Associated With Particular Investments....12
Temporary Defensive Positions...................18
Portfolio Turnover..............................18
Fund Management.................................19
Portfolio Managers..............................20
Potential Rewards...............................21
Share Price.....................................22
How To Buy Shares...............................23
How To Sell Shares..............................25
Taxes...........................................26
Dividends And Capital Gain Distributions........27
Financial Highlights............................28


No dealer, sales person, or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and you should not rely on such other information or representations.

                                 [INVESCO ICON]
                                    INVESCO

The Securities and Exchange Commission has not approved or disapproved the shares of these Funds. Likewise, the Commission has not determined if this Prospectus is truthful or complete. Anyone who tells you otherwise is committing a federal crime.

THIS PROSPECTUS WILL TELL YOU MORE ABOUT:

[KEY ICON}      INVESTMENT GOALS & STRATEGIES
[ARROWS ICON]   POTENTIAL INVESTMENT RISKS
[GRAPH ICON]    PAST PERFORMANCE
[INVESCO ICON]  WORKING WITH INVESCO

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[KEY ICON]  [ARROWS ICON]  INVESTMENT GOALS, STRATEGIES AND RISKS

FACTORS COMMON TO ALL THE FUNDS

INVESCO Funds Group, Inc. ("INVESCO") is the investment adviser for the Funds. Together with our affiliated companies, we at INVESCO direct all aspects of the management of the Funds.

This Prospectus contains important information about the Funds' Class C shares, which are sold primarily through third parties, such as brokers, banks, and financial planners. Each Fund also offers one or more additional classes of shares directly to the public through separate prospectuses. Those other classes of shares have lower expenses, with resulting positive effects on their performance. You can choose the class of shares that is best for you, based on how much you plan to invest and other relevant factors discussed in How To Buy Shares. To obtain additional information about other classes of shares, contact INVESCO Distributors, Inc. ("IDI") at 1-800-328-2234 or your broker, bank, or financial planner who is offering the Class C shares offered in this Prospectus.

FOR MORE DETAILS ABOUT EACH FUND'S CURRENT INVESTMENTS AND MARKET OUTLOOK, PLEASE SEE THE MOST RECENT ANNUAL OR SEMIANNUAL REPORT.

The Funds attempt to make your investment grow. The Funds are actively managed. The Funds invest primarily in equity securities that INVESCO believes will rise in price faster than other securities, as well as in options and other investments whose values are based upon the values of equity securities. They can also invest in debt securities.

All of the Funds (except Value Equity Fund) are managed in the growth style. At INVESCO, growth investing starts with research from the "bottom up," and focuses on company fundamentals and growth prospects.

We require that securities purchased for the Funds meet the following standards:
o Exceptional growth: The markets and industries they represent are growing significantly faster than the economy as a whole.
o Leadership: They are leaders -- or emerging leaders -- in these markets, securing their position through technology, marketing, distribution or some other innovative means.
o Financial validation: Their returns -- in the form of sales unit growth, rising operating margins, internal funding and other factors -- demonstrate exceptional growth and leadership.

Value Equity Fund is managed in the value style. That means we seek securities, particularly stocks, that are currently undervalued by the market -- companies that are performing well, or have solid management and products, but whose stock prices do not reflect that value. Through our value process, we seek to provide reasonably consistent returns over a variety of market cycles.

In addition to the risks outlined in the following sections for each Fund, the Funds are subject to other principal risks such as market, liquidity, derivatives, options and futures, counterparty, interest rate, duration, foreign securities, lack of timely information and credit risks. These risks are described and discussed later in the Prospectus under the headings "Investment Risks" and "Risks Associated With Particular Investments." An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation ("FDIC") or any other government agency. As with any mutual fund, there is always a risk that you can lose money on your investment in a Fund.

[KEY ICON]  INVESCO BLUE CHIP GROWTH FUND--CLASS C

The Fund tries to buy securities that will increase in value over the long-term; current income is a secondary goal.

The Fund invests primarily in common stocks of large companies that, at the time of purchase, have market capitalizations of more than $15 billion and that have a history of consistent earnings growth regardless of business cycles. In addition, INVESCO tries to identify companies that have--or are expected to have-- growing earnings, revenues and strong cash flows. INVESCO also examines a variety of industries and businesses, and seeks to purchase the securities of companies that we believe are best situated to grow in their industry categories. We also consider the dividend payment records of the companies whose securities the Fund buys. The Fund also may invest in preferred stocks (which generally pay higher dividends than common stocks) and debt instruments that are convertible into common stocks, as well as securities of foreign companies. In recent years, the core of the Fund's investments has been concentrated in the securities of three or four dozen large, high quality companies.

Although the Fund is subject to a number of risks that could affect its performance, its principal risk is market risk - that is, that the prices of the securities in its portfolio will rise and fall due to price movements in the securities markets, and that the securities held in the Fund's portfolio may decline in value more than the overall securities markets.

[KEY ICON]  INVESCO DYNAMICS FUND--CLASS C

This Fund attempts to make your investment grow. It primarily invests in common stocks of mid-sized U.S. companies -- those with market capitalizations between $2 billion and $15 billion at the time of purchase -- but also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities and bonds.

The core of the Fund's portfolio is invested in securities of established companies that are leaders in attractive growth markets with a history of strong returns. The remainder of the portfolio is invested in securities of companies that show accelerating growth, driven by product cycles, favorable industry or sector conditions and other factors that INVESCO believes will lead to rapid sales or earnings growth.

The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments are usually bought and sold relatively frequently.

While the Fund generally invests in mid-sized companies, the Fund sometimes invests in the securities of smaller companies. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies, and the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

[KEY ICON]  INVESCO ENDEAVOR FUND--CLASS C

The Fund attempts to make your investment grow. It uses an aggressive strategy and invests primarily in common stocks. The Fund invests in companies of all sizes and also has the flexibility to invest in other types of securities, including preferred stocks, convertible securities, warrants, bonds and other debt securities.

The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments are usually bought and sold relatively frequently.

The Fund's investments are not limited to companies of a particular size. It invests in the securities of smaller companies, including companies just entering the securities marketplace with initial public offerings. The prices of these securities tend to move up and down more rapidly than the securities prices of larger, more established companies. When the Fund concentrates its investments in the securities of smaller companies, the price of Fund shares tends to fluctuate more than it would if the Fund invested in the securities of larger companies.

[KEY ICON]  INVESCO GROWTH & INCOME FUND--CLASS C

The Fund attempts to obtain a high rate of total return. Income on investments (dividends and interest), plus increases in the value of investments, make up total return. The Fund invests most of its assets in common stocks, preferred stocks and securities convertible into common stocks. The Fund's core investments are in well-established, large growth companies with a strong record of paying dividends. The Fund may also invest in securities which do not pay dividends but that INVESCO believes have the potential to increase in value, regardless of the potential for dividends.

The Fund's strategy relies on many short-term factors including current information about a company, investor interest, price movements of a company's securities and general market and monetary conditions. Consequently, the Fund's investments are usually bought and sold relatively frequently.

The Fund's portfolio is presently concentrated in the stocks of approximately 50 companies. Although INVESCO believes that this level of diversification is appropriate, the Fund is not as diversified as some other mutual funds.

[KEY ICON]  INVESCO SMALL COMPANY GROWTH FUND-- CLASS C

The Fund seeks long-term capital growth. Most holdings are in small-capitalization companies -- those with market capitalizations under $2 billion at the time of purchase. We are primarily looking for companies in the developing stages of their life cycles, which are currently priced below our estimation of their potential, have earnings which may be expected to grow faster than the U.S. economy in general, and/or offer the potential for accelerated earnings growth due to rapid growth of sales, new products, management changes, and/or structural changes in the economy.

Investments in small, developing companies carry greater risk than investments in larger, more established companies. Developing companies generally face intense competition, and have a higher rate of failure than larger companies. On the other hand, large companies were once small companies themselves, and the growth opportunities of some small companies may be quite high.

[KEY ICON]  INVESCO VALUE EQUITY FUND--CLASS C

The Fund seeks high total return from capital appreciation and current income. The portfolio emphasizes high-quality, larger-capitalization companies which are temporarily out of favor with investors. Our value-based process evaluates numerous factors on a current and historical basis, seeking undiscovered values in the market. The philosophy of value investing is based upon the belief that certain securities are undervalued by the market. As such, when the market "discovers" these securities, their value should increase.

Although the Fund is subject to a number of risks, its principal risk is market risk. Undervalued stocks may not realize their perceived value for extended periods of time. Value-oriented funds may underperform when another investing style is in favor.

[GRAPH ICON]  FUND PERFORMANCE

Since the Funds' Class C shares are not offered until February 15, 2000, the bar charts below show the Funds' Investor Class shares' actual yearly performance for the years ended December 31 (commonly known as their "total return") over the past decade or since inception. Investor Class shares are not offered in this Prospectus. INVESTOR CLASS AND CLASS C RETURNS WOULD BE SIMILAR BECAUSE BOTH CLASSES OF SHARES INVEST IN THE SAME PORTFOLIO OF SECURITIES. THE RETURNS OF THE CLASSES WOULD DIFFER, HOWEVER, TO THE EXTENT OF DIFFERING LEVELS OF EXPENSES. IN THIS REGARD, THE BAR CHARTS DO NOT REFLECT CONTINGENT DEFERRED SALES CHARGES OR ASSET BASED SALES CHARGES IN EXCESS OF 0.25% OF NET ASSETS; IF THEY DID, THE TOTAL RETURNS SHOWN WOULD BE LOWER. The table below shows average annual total returns for various periods ended December 31 for each Fund's Investor Class shares compared to the relevant following indexes: S&P MidCap 400 Index, S&P 500 Composite Index and Russell 2000 Index. The information in the charts and table illustrates the variability of each Fund's Investor Class shares' total return and how its performance compared to a broad measure of market performance. Remember, past performance does not indicate how a Fund will perform in the future.

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                              BLUE CHIP GROWTH FUND - INVESTOR CLASS
                                 ACTUAL ANNUAL TOTAL RETURN(1),(2)
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'90       '91      '92       '93       '94       '95       '96       '97       '98       '99
(1.18%)   42.05%   2.88%     18.01%    (8.80%)   29.54%    20.96%    27.22%    41.72%    38.49%

Best Calendar Qtr.  12/99    31.17%
Worst Calendar Qtr.  9/90   (16.37%)
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                                 DYNAMICS FUND - INVESTOR CLASS
                                ACTUAL ANNUAL TOTAL RETURN(1),(2)
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'90       '91      '92       '93       '94       '95       '96       '97       '98       '99
(6.35%)   67.00%   13.15%    19.10%    (1.95%)   37.55%    15.65%    24.09%    23.25%    71.80%

Best Calendar Qtr.   12/99    38.83%
Worst Calendar Qtr.   9/90   (19.61%)
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

-----------------------------------------
  INVESCO Endeavor Fund--Investor Class
  Actual Annual Total Return(1),(2),(3)
-----------------------------------------
     '99
     84.21%

Best Calendar Qtr.   12/9     39.80%
Worst Calendar Qtr.   9/99     4.52%
-----------------------------------------


-----------------------------------------
 Growth & Income Fund--Investor Class
Actual Annual Total Return(1),(2),(4)
-----------------------------------------
     '99
     43.48%

Best Calendar Qtr.     12/98     30.79%
Worst Calendar Qtr.     9/99      0.07%
-----------------------------------------

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                               SMALL COMPANY GROWTH FUND - INVESTOR CLASS
                                ACTUAL ANNUAL TOTAL RETURN(1),(2),(5)
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
'92       '93       '94       '95       '96       '97       '98       '99
25.27%    23.38%    (3.74%)   30.02%    23.38%    11.62%    18.31%    81.64%

Best Calendar Qtr.  12/99    46.68%
Worst Calendar Qtr.  9/98   (16.94%)
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                                 VALUE EQUITY FUND - INVESTOR CLASS
                               ACTUAL ANNUAL TOTAL RETURN(1),(2)
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'90       '91      '92       '93       '94       '95       '96       '97       '98        '99
(5.80%)   35.84%   4.98%     10.43%    4.04%     30.60%    18.48%    28.00%    15.05%     1.12%

Best Calendar Qtr.   3/91    18.10%
Worst Calendar Qtr.  9/90   (15.24%)
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

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                                            AVERAGE ANNUAL TOTAL RETURN(1)
                                                    AS OF 12/31/99
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                                                                   10 YEARS OR
                                          1 YEAR      5 YEARS    SINCE INCEPTION
Blue Chip Growth Fund - Investor Class     38.49%      31.37%          19.78%
Endeavor Fund - Investor Class             84.21%        N/A          121.45%(3)
Growth & Income Fund - Investor Class      43.48%        N/A           60.83%(4)
Value Equity Fund - Investor Class          1.12%      18.17%          13.53%
S&P 500 Composite Index(6)                 21.03%      28.54%          18.19%
Small Company Growth Fund
  Investor Class                           81.64%      29.08%          23.91%(5)
Russell 2000 Index(6)                      21.26%      16.69%          13.40%
Dynamics Fund - Investor Class             71.80%      33.11%          24.06%
S&P MidCap 400 Index(6)                    14.72%      23.05%          17.32%
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(1)  Total  return  figures  include  reinvested   dividends  and  capital  gain
distributions, and include the effect of each Fund's expenses.

(2) The total returns are for Investor Class shares that are not offered in this Prospectus. Total returns of Class C shares will differ only to the extent that the classes do not have the same expenses.
(3) The Fund commenced investment operations on October 28, 1998.
(4) The Fund commenced investment operations on July 1, 1998.
(5) The Fund  commenced  investment  operations  on December 27, 1991.
(6) The S&P MidCap 400 Index is an unmanaged index indicative of domestic mid-capitalization stocks. The S&P 500 Index is an unmanaged index considered representative of the performance of the broad U.S. stock market. The Russell 2000 Index is an unmanaged index considered representative of the performance of small capitalization stocks. Please keep in mind that the Indexes do not pay brokerage, management, administrative or distribution expenses, all of which are paid by the Funds and are reflected in their annual returns.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds:

SHAREHOLDER FEES PAID DIRECTLY FROM YOUR ACCOUNT

CLASS C SHARES
    Maximum Sales Charge (Load) Imposed on Purchases
      (as a percentage of offering price)                     None
    Maximum Deferred Sales Charge (Load)                      1.00%*
    Maximum Sales Charge (Load) Imposed on Reinvested
      Dividends and Other Distributions                       None
    Redemption Fee (as a percentage of amount redeemed)       None
    Exchange Fee                                              None

* A 1% contingent deferred sales charge is charged on redemptions or exchanges of shares held thirteen months or less, other than shares acquired through reinvestment of dividends and other distributions.

ANNUAL FUND OPERATING EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS

BLUE CHIP GROWTH FUND--CLASS C
  Management Fees                                             0.55%
  Distribution and Service (12b-1) Fees(1)                    1.00%
  Other Expenses                                              0.26%
                                                              -----
  Total Annual Fund Operating Expenses                        1.81%
                                                              =====
DYNAMICS FUND--CLASS C
  Management Fees                                             0.52%
  Distribution and Service (12b-1) Fees(1)                    1.00%
  Other Expenses (2)                                          0.27%
                                                              -----
  Total Annual Fund Operating Expenses(2)                     1.79%
                                                              =====
ENDEAVOR FUND--CLASS C
  Management Fees                                             0.75%
  Distribution and Service (12b-1) Fees(1)                    1.00%
  Other Expenses(2)                                           0.49%
                                                              -----
  Total Annual Fund Operating Expenses(2)                     2.24%
                                                              =====
GROWTH & INCOME FUND--CLASS C
  Management Fees                                             0.75%
  Distribution and Service (12b-1) Fees(1)                    1.00%
  Other Expenses(2)                                           0.75%
                                                              -----
  Total Annual Fund Operating Expenses(2)                     2.50%
                                                              =====

SMALL COMPANY GROWTH FUND--CLASS C
  Management Fees                                             0.72%
  Distribution and Service (12b-1) Fees(1)                    1.00%
  Other Expenses(2)                                           0.65%
                                                              -----
  Total Annual Fund Operating Expenses(2)                     2.37%
                                                              =====
VALUE EQUITY FUND--CLASS C
  Management Fees                                             0.75%
  Distribution and Service (12b-1) Fees(1)                    1.00%
  Other Expenses(2)                                           0.40%
                                                              -----
  Total Annual Fund Operating Expenses(2)                     2.15%
                                                              =====
(1) Because the Funds' Class C shares pay 12b-1 distribution and service fees which are based upon each Fund's assets, if you own shares of a Fund for a long period of time, you may pay more than the economic equivalent of the maximum front-end sales charge permitted for mutual funds by the National Association of Securities Dealers, Inc.

(2) Based on estimated expenses for the current fiscal year which may be more or less than actual expenses. Actual expenses are not provided because the Funds' Class C shares are not offered until February 15, 2000. Certain expenses of the Funds will be absorbed by INVESCO in order to ensure that expenses for Dynamics Fund--Class C, Endeavor Fund--Class C, Growth & Income Fund--Class C, Small Company Growth Fund--Class C, and Value Equity Fund--Class C will not exceed 1.95%, 2.25%, 2.25%, 2.25%, and 2.05%, respectively, of each Fund's average net assets attributable to Class C shares pursuant to an agreement between the Funds and INVESCO. These commitments may be changed at any time following consultation with the board of directors. After absorption, Growth & Income Fund--Class C shares Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ending July 31, 2000 are estimated to be 0.50% and 2.25%, respectively, of the Fund's average net assets attributable to Class C shares; Small Company Growth Fund--Class C shares Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ending July 31, 2000 are estimated to be 0.53% and 2.25%, respectively, of the Fund's average net assets attributable to Class C shares; and Value Equity Fund--Class C shares Other Expenses and Total Annual Fund Operating Expenses for the fiscal year ending July 31, 2000 are estimated to be 0.30% and 2.05%, respectively, of the Fund's average net assets attributable to Class C shares.

EXAMPLES

These Examples are intended to help you compare the cost of investing in the Funds to the cost of investing in other mutual funds.

The Examples assume that you invested $10,000 in Class C shares of a Fund for the time periods indicated. The first Example assumes that you redeem all of your shares at the end of those periods. The second Example assumes that you keep your shares. Both Examples also assume that your investment had a hypothetical 5% return each year and that a Fund's Class C shares' operating expenses remained the same. Although the actual costs and performance of a Fund's Class C shares may be higher or lower, based on these assumptions your costs would have been:

IF SHARES ARE REDEEMED                1 year       3 years   5 years    10 years
Blue Chip Growth Fund--Class C        $284         $569      $  980     $2,127
Dynamics Fund--Class C                $282         $563      $  970     $2,105
Endeavor  Fund--Class C               $327         $700      $1,200     $2,575
Growth & Income Fund--Class C         $353         $779      $1,331     $2,836
Small Company Growth Fund--Class C    $340         $739      $1,265     $2,706
Value Equity Fund--Class C            $318         $673      $1,154     $2,483

IF SHARES ARE NOT REDEEMED            1 year       3 years   5 years    10 years
Blue Chip Growth Fund--Class C        $184         $569      $  980     $2,127
Dynamics Fund--Class C                $182         $563      $  970     $2,105
Endeavor  Fund--Class C               $227         $700      $1,200     $2,575
Growth & Income Fund--Class C         $253         $779      $1,331     $2,836
Small Company Growth Fund--Class C    $240         $739      $1,265     $2,706
Value Equity Fund--Class C            $218         $673      $1,154     $2,483

[ARROWS ICON]  INVESTMENT RISKS

You should determine the level of risk with which you are comfortable before you invest. The principal risks of investing in any mutual fund, including these Funds, are:

BEFORE INVESTING IN A FUND, YOU SHOULD DETERMINE THE LEVEL OF RISK WITH WHICH YOU ARE COMFORTABLE. TAKE INTO ACCOUNT FACTORS LIKE YOUR AGE, CAREER, INCOME LEVEL, AND TIME HORIZON.

NOT INSURED. Mutual funds are not insured by the FDIC or any other agency, unlike bank deposits such as CDs or savings accounts.

NO GUARANTEE. No mutual fund can guarantee that it will meet its investment objectives.

POSSIBLE LOSS OF INVESTMENT. A mutual fund cannot guarantee its performance, nor assure you that the market value of your investment will increase. You may lose the money you invest, and the Funds will not reimburse you for any of these losses.

VOLATILITY. The price of your mutual fund shares will increase or decrease with changes in the value of a Fund's underlying investments and changes in the equity markets as a whole.

NOT A COMPLETE INVESTMENT PLAN. An investment in any mutual fund does not constitute a complete investment plan. The Funds are designed to be only a part of your personal investment plan.

[ARROWS ICON]  RISKS ASSOCIATED WITH PARTICULAR INVESTMENTS

You should consider the special factors associated with the policies discussed below in determining the appropriateness of investing in a Fund. See the Statement of Additional Information for a discussion of additional risk factors.

MARKET RISK

Equity stock prices vary and may fall, thus reducing the value of a Fund's investments. Certain stocks selected for any Fund's portfolio may decline in value more than the overall stock market. In general, the securities of large businesses with outstanding securities worth $15 billion or more have less volatility than those of mid-size businesses with outstanding securities worth more than $2 billion, or small businesses with outstanding securities worth less than $2 billion.

LIQUIDITY RISK

A Fund's portfolio is liquid if the Fund is able to sell the securities it owns at a fair price within a reasonable time. Liquidity is generally related to the market trading volume for a particular security. Investments in smaller companies or in foreign companies or companies in emerging markets are subject to a variety of risks, including potential lack of liquidity.

DERIVATIVES RISK

A derivative is a financial instrument whose value is "derived," in some manner, from the price of another security, index, asset or rate. Derivatives include options and futures contracts, among a wide range of other instruments. The principal risk of investments in derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Some derivatives are more sensitive to interest rate changes and market price fluctuations than others. Also, derivatives are subject to counterparty risk as described below.

OPTIONS AND FUTURES RISK

Options and futures are common types of derivatives that a Fund may occasionally use to hedge its investments. An option is the right to buy or sell a security or other instrument, index or commodity at a specific price on or before a specific date. A future is an agreement to buy or sell a security or other instrument, index or commodity at a specific price on a specific date.

COUNTERPARTY RISK

This is a risk associated primarily with repurchase agreements and some derivatives transactions. It is the risk that the other party in the transaction will not fulfill its contractual obligation to complete the transaction with a Fund.

INTEREST RATE RISK

Changes in interest rates will affect the resale value of debt securities held in a Fund's portfolio. In general, as interest rates rise, the resale value of debt securities decreases; as interest rates decline, the resale value of debt securities generally increases. Debt securities with longer maturities usually are more sensitive to interest rate movements.

DURATION RISK

Duration is a measure of a debt security's sensitivity to interest rate changes. Duration is usually expressed in terms of years, with longer durations usually more sensitive to interest rate movements.

FOREIGN SECURITIES RISKS

Investments in foreign and emerging markets carry special risks, including currency, political, regulatory and diplomatic risks. Each Fund may invest up to 25% of its respective assets in securities of non-U.S. issuers. Securities of Canadian issuers and American Depository Receipts are not subject to this 25% limitation.

     CURRENCY RISK. A change in the exchange rate between U.S. dollars and a foreign currency may reduce the value of a Fund's investment in a security valued in the foreign currency, or based on that currency value.

     POLITICAL RISK. Political actions, events or instability may result in unfavorable changes in the value of a security.

     REGULATORY RISK. Government regulations may affect the value of a security. In foreign countries, securities markets that are less regulated than those in the U.S. may permit trading practices that are not allowed in the U.S.

     DIPLOMATIC RISK. A change in diplomatic relations between the U.S. and a foreign country could affect the value or liquidity of investments.

     EUROPEAN ECONOMIC AND MONETARY UNION. Austria, Belgium, Finland, France, Germany, Ireland, Italy, Luxembourg, The Netherlands, Portugal and Spain are presently members of the European Economic and Monetary Union (the "EMU") which as of January 1, 1999, adopted the euro as a common currency. The national currencies will be sub-currencies of the euro until July 1, 2002, at which time these currencies will disappear entirely. Other European countries may adopt the euro in the future.

     The introduction of the euro presents some uncertainties and possible risks, which could adversely affect the value of securities held by the Funds.

     EMU countries, as a single market, may affect future investment decisions of the Funds. As the euro is implemented, there may be changes in the relative strength and value of the U.S. dollar and other major currencies, as well as possible adverse tax consequences. The euro transition by EMU countries - present and future - may affect the fiscal and monetary levels of those participating countries. There may be increased levels of price competition among business firms within EMU countries and between businesses in EMU and non-EMU countries. The outcome of these uncertainties could have unpredictable effects on trade and commerce and result in increased volatility for all financial markets.

LACK OF TIMELY INFORMATION RISK

Timely information about a security or its issuer may be unavailable, incomplete or inaccurate. This risk is more common to securities issued by foreign companies and companies in emerging markets than it is to the securities of U.S.-based companies.

CREDIT RISK

The Funds may invest in debt instruments, such as notes, bonds and commercial paper. There is a possibility that the issuers of these instruments will be unable to meet interest payments or repay principal. Changes in the financial strength of an issuer may reduce the credit rating of its debt instruments and may affect their value.

                    ----------------------------------------

The Funds generally invest in equity securities of growing companies. However, in an effort to diversify their holdings and provide some protection against the risk of other investments, the Funds also may invest in other types of securities and other financial instruments, as indicated in the chart below. These investments, which at any given time may constitute a significant portion of a Fund's portfolio, have their own risks.

--------------------------------------------------------------------------------
INVESTMENT                       RISKS                    APPLIES TO THESE FUNDS
--------------------------------------------------------------------------------
AMERICAN DEPOSITORY RECEIPTS
(ADRs)
These are securities issued      Market, Information,     Blue Chip Growth
by U.S. banks that represent     Political, Regulatory,   Dynamics
shares of foreign corporations   Diplomatic, Liquidity    Endeavor
held by those banks.             and Currency Risks       Growth & Income
Although traded in U.S.                                   Small Company Growth
securities markets and valued                             Value Equity
in U.S.dollars, ADRs carry
most of the risks of investing
directly in foreign securities.
--------------------------------------------------------------------------------
DEBT SECURITIES
Securities issued by private     Market, Credit,          Blue Chip Growth
companies or governments         Interest Rate            Dynamics
representing an obligation       and Duration Risks       Endeavor
to pay interest and to                                    Growth & Income
repay principal when the                                  Small Company Growth
security matures.                                         Value Equity
--------------------------------------------------------------------------------
DELAYED DELIVERY OR WHEN-ISSUED
SECURITIES                       Market and Interest      Blue Chip Growth
Ordinarily, the Fund purchases   Rate Risks               Dynamics
securities and pays for them                              Endeavor
in cash at the normal trade                               Growth & Income
settlement time.  When the                                Small Company Growth
Fund purchases a delayed                                  Value Equity
delivery or when-issued
security, it promises to
pay in the future for example,
when the security is actually
available for delivery to the
Fund. The Fund's obligation to
pay and the interest rate it
receives, in the case of debt
securities, usually are fixed
when the Fund promises to pay.
Between the date the Fund
promises to pay and the date
the securities are actually
received, the Fund receives
no interest on its investment,
and bears the risk that the
market value of the when-
issued security may decline.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT                       RISKS                    APPLIES TO THESE FUNDS
--------------------------------------------------------------------------------
FORWARD FOREIGN CURRENCY
CONTRACTS
A contract to exchange an        Currency, Political,     Blue Chip Growth
amount of currency on a          Diplomatic, Counter-     Dynamics
date in the future at an         party and Regulatory     Endeavor
agreed-upon exchange rate        Risks                    Growth & Income
might be used by the Fund                                 Small Company Growth
to hedge against changes in                               Value Equity
foreign currency exchange
rates when the Fund invests
in foreign securities.
Does not reduce price
fluctuations in foreign
securities, or prevent
losses if the prices of
those securities decline.
--------------------------------------------------------------------------------
FUTURES
A futures contract is an         Market, Liquidity        Blue Chip Growth
agreement to buy or sell         and Options and          Dynamics
a specific amount of a           Futures Risks            Endeavor
financial instrument                                      Growth & Income
(such as an index option)                                 Small Company Growth
at a stated price on a                                    Value Equity
stated date. The Fund may
use futures contracts to
provide liquidity and to
hedge portfolio value.
--------------------------------------------------------------------------------
JUNK BONDS
Debt securities that are         Market, Credit,          Dynamics
rated BB or lower by S&P or      Interest Rate and        Endeavor
Ba or lower by Moody's.          Duration Risks           Growth & Income
Tend to pay higher interest                               Small Company Growth
rates than higher-rated
debt securities, but carry
a higher credit risk.
--------------------------------------------------------------------------------
OPTIONS
The obligation or right          Credit, Information,     Blue Chip Growth
to deliver or receive a          Liquidity and Options    Dynamics
security or other                and Futures Risks        Endeavor
instrument, index or                                      Growth & Income
commodity, or cash payment                                Small Company Growth
depending on the price of                                 Value Equity
the underlying security or
the performance of an
index or other benchmark.
Includes options on specific
securities and stock indices,
and options on stock index
futures.  May be used in the
Fund's portfolio to provide
liquidity and hedge portfolio
value.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT                       RISKS                    APPLIES TO THESE FUNDS
--------------------------------------------------------------------------------
OTHER FINANCIAL INSTRUMENTS
These may include forward        Counterparty, Credit,    Blue Chip Growth
contracts, swaps, caps, floors   Currency, Interest       Dynamics
and collars.  They may be used   Rate, Liquidity,         Endeavor
to try to manage the Fund's      Market and               Growth & Income
foreign currency exposure and    Regulatory Risks         Small Company Growth
other investment risks, which                             Value Equity
can cause its net asset value
to rise or fall.  The Fund
may use these financial
instruments, commonly known
as "derivatives," to increase
or decrease its exposure to
changing securities prices,
interest rates, currency
exchange rates or other
factors.
--------------------------------------------------------------------------------
REPURCHASE AGREEMENT
A contract under which the       Credit and Counter-      Blue Chip Growth
seller of a security agrees      party Risks              Dynamics
to buy it back at an agreed-                              Endeavor
upon price and time in the                                Growth & Income
future.                                                   Small Company Growth
                                                          Value Equity
--------------------------------------------------------------------------------
RULE 144A SECURITIES
Securities that are not          Liquidity Risk           Blue Chip Growth
registered, but which are                                 Dynamics
bought and sold solely by                                 Endeavor
institutional investors.                                  Growth & Income
The Fund considers many Rule                              Small Company Growth
144A securities to be                                     Value Equity
"liquid," although the
market for such securities
typically is less active
than the public securities
markets.
--------------------------------------------------------------------------------

[ARROWS ICON]  TEMPORARY DEFENSIVE POSITIONS

When securities markets or economic conditions are unfavorable or unsettled, we might try to protect the assets of a Fund by investing in securities that are highly liquid, such as high quality money market instruments like short-term U.S. government obligations, commercial paper or repurchase agreements, even though that is not the normal investment strategy of any Fund. We have the right to invest up to 100% of a Fund's assets in these securities, although we are unlikely to do so. Even though the securities purchased for defensive purposes often are considered the equivalent of cash, they also have their own risks. Investments that are highly liquid or comparatively safe tend to offer lower returns. Therefore, a Fund's performance could be comparatively lower if it concentrates in defensive holdings.

[ARROWS ICON]  PORTFOLIO TURNOVER

We actively manage and trade the Funds' portfolios. Therefore, the Funds may have a higher portfolio turnover rate compared to many other mutual funds. The Funds' portfolio turnover rates for the period ended July 31, 1999 were:

   Blue Chip Growth Fund                         134%(a)
   Dynamics Fund                                  23%(b)
   Endeavor Fund                                  47%(b)
   Growth & Income Fund                           46%(b)
   Small Company Growth Fund                      41%(c)
   Value Equity Fund                              22%(a)

(a) From September 1, 1998 to July 31, 1999
(b) From May 1, 1999 to July 31, 1999
(c) From June 1, 1999 to July 31, 1999

A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of the securities in its portfolio two times in the course of a year. A comparatively high turn- over rate may result in higher brokerage commissions and taxable capital gain distributions to a Fund's shareholders.

[INVESCO ICON]  FUND MANAGEMENT

INVESCO IS A SUBSIDIARY OF AMVESCAP PLC, AN INTERNATIONAL INVESTMENT MANAGEMENT COMPANY THAT MANAGES MORE THAN $291 BILLION IN ASSETS WORLDWIDE. AMVESCAP IS BASED IN LONDON, WITH MONEY MANAGERS LOCATED IN EUROPE, NORTH AND SOUTH AMERICA, AND THE FAR EAST.

INVESTMENT ADVISER

INVESCO, located at 7800 East Union Avenue, Denver, Colorado, is the investment adviser of the Funds. INVESCO was founded in 1932 and manages over $31 billion for more than 960,478 shareholders of 45 INVESCO mutual funds. INVESCO performs a wide variety of other services for the Funds, including administrative and transfer agency functions (the processing of purchases, sales and exchanges of Fund shares).

INVESCO Capital Management, a division of INVESCO, Inc. ("ICM"), located at 1360 Peachtree Street, N.E., Suite 100, Atlanta, Georgia, is the sub-adviser to Value Equity Fund.

A wholly owned subsidiary of INVESCO, IDI is the Funds' distributor and is responsible for the sale of the Funds' shares.

INVESCO, ICM and IDI are subsidiaries of AMVESCAP PLC.

The following table shows the fees the Funds paid to INVESCO for its advisory services in the period ended July 31, 1999:

--------------------------------------------------------------------------------
                                          ADVISORY FEE AS A PERCENTAGE OF
     FUND                             AVERAGE ANNUAL NET ASSETS UNDER MANAGEMENT
--------------------------------------------------------------------------------
     INVESCO Blue Chip Growth Fund           0.55% (Annualized)
     INVESCO Dynamics Fund                   0.52% (Annualized

     INVESCO Endeavor Fund                   0.75% (Annualized)
     INVESCO Growth & Income Fund            0.75% (Annualized)
     INVESCO Small Company Growth Fund       0.72% (Annualized)
     INVESCO Value Equity Fund               0.75% (Annualized)
--------------------------------------------------------------------------------

Since the Funds' Class C shares are not offered until February 15, 2000, Class C shares paid no fees to INVESCO for its advisory services in the period ended July 31, 1999.

[INVESCO ICON]  PORTFOLIO MANAGERS

The following individuals are primarily responsible for the day-to-day management of their respective Fund's or Funds' portfolio holdings:

        FUND                          PORTFOLIO MANAGER(S)

        Blue Chip Growth              Trent E. May
                                      Douglas J. McEldowney
        Dynamics                      Timothy J. Miller
                                      Thomas Wald
        Endeavor                      Timothy J. Miller
        Growth & Income               Trent E. May
                                      Fritz Meyer
        Small Company Growth          Stacie Cowell
                                      Timothy J. Miller
                                      Trent E. May
        Value Equity                  Michael E. Harhai
                                      Terrence Irrgang

STACIE COWELL, a vice president of INVESCO, is the lead portfolio manager of Small Company Growth Fund. Before joining INVESCO in 1997, Stacie was senior equity analyst with Founders Asset Management and a capital markets and trading analyst with Chase Manhatten Bank in New York. She is a Chartered Financial Analyst. Stacie holds an M.S. in Finance from the University of Colorado and a B.A. in Economics from Colgate University.

MICHAEL C. HARHAI, executive vice president of ICM, is the portfolio manager of Value Equity Fund. Before joining ICM in 1993, Michael was a senior vice president and portfolio manager with Sovran Capital Management Corp., C&S/Sovran Capital Management and a vice president with Citizens & Southern Investment Advisors, Inc. He is a Chartered Financial Analyst. Michael holds an M.B.A. from the University of Central Florida and a B.A. from the University of South Florida.

TERRENCE IRRGANG, a vice president of ICM, is the co-portfolio manager of Value Equity Fund. Before joining ICM in 1992, Terrence was a consultant for Towers, Perrin, Forster & Crosby. He holds an M.B.A. from Temple University and a B.A. from Gettysburg College.

TRENT E. MAY, a vice president of INVESCO, is the lead portfolio manager of Blue Chip Growth and Growth & Income Funds and a co-portfolio manager of Small Company Growth Fund. Before joining INVESCO in 1996, Trent was a senior equity analyst with Munder Capital Management and a research assistant with SunBank Capital Management. He is a Chartered Financial Analyst. Trent holds an M.B.A. from Rollins College and a B.S. in Engineering from Florida Institute of Technology.

DOUGLAS J. MCELDOWNEY, a vice president of INVESCO, is the co-portfolio manager of Blue Chip Growth Fund. Before joining INVESCO in 1999, Doug was a senior vice president and portfolio manager with Bank of America Investment Management, Inc. and an investment officer and portfolio manager with SunTrust Banks, Inc. He is a Chartered Financial Analyst and a Certified Public Accountant. He holds an M.B.A. from the Crummer Graduate School at Rollins College and a B.B.A. in Finance from University of Kentucky.

FRITZ MEYER, a vice president of INVESCO, is the co-portfolio manager of Growth & Income Fund. Before joining INVESCO in 1996, Fritz was an executive vice president and portfolio manager with Nelson, Benson & Zellmer, Inc. He holds an M.B.A. from Amos Tuck School--Dartmouth College and a B.A. with a distinction in Economics from Dartmouth College.

TIMOTHY J. MILLER, a director and senior vice president of INVESCO, is the lead portfolio manager of Dynamics and Endeavor Funds and co-portfolio manager of Small Company Growth Fund. Before joining INVESCO in 1992, Tim was a portfolio manager with Mississippi Valley Advisors. He is a Chartered Financial Analyst. Tim holds an M.B.A. from the University of Missouri-- St. Louis and a B.S.B.A. from St. Louis University.

THOMAS WALD, a vice president of INVESCO, is the co-portfolio manager of Dynamics Fund. Before joining INVESCO in 1997, Tom was an analyst with Munder Capital Management, Duff & Phelps and Prudential Investment Corp. He is a Chartered Financial Analyst. Tom holds an M.B.A. from the Wharton School at the University of Pennsylvania and a B.A. from Tulane University.

Stacie Cowell, Trent May, Doug McEldowney, Fritz Meyer and Tom Wald are members of the INVESCO Growth Team, which is led by Tim Miller.

[INVESCO ICON]  POTENTIAL REWARDS

NO SINGLE FUND SHOULD REPRESENT YOUR COMPLETE INVESTMENT PROGRAM NOR SHOULD YOU ATTEMPT TO USE THE FUNDS FOR SHORT-TERM TRADING PURPOSES.

The Funds offer shareholders the potential to increase the value of their capital over time; Blue Chip Growth, Growth & Income and Value Equity Funds also offer the opportunity for current income. Like most mutual funds, each Fund seeks to provide higher returns than the market or its competitors, but cannot guarantee that performance. Each Fund seeks to minimize risk by investing in many different companies in a variety of industries.

SUITABILITY FOR INVESTORS

Only you can determine if an investment in a Fund is right for you based upon your own economic situation, the risk level with which you are comfortable and other factors. In general, the Funds are most suitable for investors who:
o are willing to grow their  capital  over the long term (at least five  years).
o understand that shares of a Fund can, and likely will, have daily price fluctuations.
o are investing tax-deferred retirement accounts, such as traditional and Roth Individual Retirement Accounts ("IRAs"), as well as employer-sponsored qualified retirement plans, including 401(k)s and 403(b)s, all of which have longer investment horizons.

You probably do not want to invest in the Funds if you are:
o primarily seeking current dividend income.
o unwilling to accept potentially significant changes in the price of Fund shares.
o speculating on short-term fluctuations in the stock markets.

[INVESCO ICON]  SHARE PRICE

CURRENT  MARKET  VALUE OF FUND ASSETS
+ ACCRUED  INTEREST  AND  DIVIDENDS
- FUND DEBTS,
INCLUDING ACCRUED EXPENSES
--------------------------------------
/ NUMBER OF SHARES
= YOUR SHARE PRICE (NAV).

The value of your Fund shares is likely to change daily. This value is known as the Net Asset Value per share, or NAV. INVESCO determines the market value of each investment in each Fund's portfolio each day that the New York Stock Exchange ("NYSE") is open, at the close of the regular trading day on that exchange (normally 4:00 p.m. Eastern time). Therefore, shares of the Funds are not priced on days when the NYSE is closed, which generally is on weekends and national holidays in the U.S. NAV is calculated by adding together the current market price of all of a Fund's investments and other assets, including accrued interest and dividends; subtracting the Fund's debts, including accrued expenses; and dividing that dollar amount by the total number of the Fund's outstanding shares.

All purchases, sales and exchanges of Fund shares are made by INVESCO at the NAV next calculated after INVESCO receives proper instructions from you to purchase, redeem or exchange shares of a Fund. Your instructions must be received by INVESCO no later than the close of the NYSE to effect transactions at that day's NAV. If INVESCO hears from you after that time, your instructions will be processed at the NAV calculated at the end of the next day that the NYSE is open.

Foreign securities exchanges, which set the prices for foreign securities held by the Funds, are not always open the same days as the NYSE, and may be open for business on days the NYSE is not. For example, Thanksgiving Day is a holiday observed by the NYSE and not by overseas exchanges. In this situation, the Funds would not calculate NAV on Thanksgiving Day (and INVESCO would not buy, sell or exchange shares for you on that day), even though activity on foreign exchanges could result in changes in the value of investments held by the Funds on that day.

[INVESCO ICON]  HOW TO BUY SHARES

TO BUY SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE THE CLOSE OF THE NYSE, NORMALLY 4:00 P.M. EASTERN TIME.

The Funds offer multiple classes of shares. Each class represents an identical interest in a Fund and has the same rights, except that each class bears its own distribution and shareholder servicing charges, and other expenses. The income attributable to each class and the dividends payable on the shares of each class will be reduced by the amount of the distribution fee or service fee, if applicable, and the other expenses payable by that class.

In deciding which class of shares to purchase, you should consider, among other things (i) the length of time you expect to hold your shares, (ii) the provisions of the distributions plan applicable to that class, if any, (iii) the eligibility requirements that apply to purchases of a particular class, and
(iv) any services you may receive in making your investment determination. Your investment representative can help you decide. Contact your investment representative for several convenient ways to invest in the Funds. Class C shares are available only through your investment representative.

There is no charge to invest directly through INVESCO. However, with respect to Class C shares, upon redemption or exchange of Class C shares held thirteen months or less (other than Class C shares acquired through reinvestment of dividends or other distributions, or Class C shares exchanged for Class C shares of another INVESCO Fund), a contingent deferred sales charge of 1% of the current net asset value of the Class C shares will be assessed. If you invest in a Fund through a securities broker, you may be charged a commission or transaction fee for either purchases or sales of Fund shares. For all new accounts, please send a completed application form, and specify the fund or funds you wish to purchase.

INVESCO reserves the right to increase, reduce or waive each Fund's minimum investment requirements in its sole discretion, if it determines this action is in the best interests of that Fund's shareholders. INVESCO also reserves the right in its sole discretion to reject any order to buy Fund shares, including purchases by exchange.

MINIMUM INITIAL INVESTMENT. $1,000, which is waived for regular investment plans, including EasiVest and Direct Payroll Purchase, and certain retirement plans, including IRAs.

MINIMUM SUBSEQUENT INVESTMENT. $50 (Minimums are lower for certain retirement plans.)

EXCHANGE POLICY. You may exchange your Class C shares in any of the Funds for Class C shares in another INVESCO mutual fund on the basis of their respective NAVs at the time of the exchange.

FUND EXCHANGES CAN BE A CONVENIENT WAY FOR YOU TO DIVERSIFY YOUR INVESTMENTS, OR TO REALLOCATE YOUR INVESTMENTS WHEN YOUR OBJECTIVES CHANGE.

Before making any exchange, be sure to review the prospectuses of the funds involved and consider the differences between the funds. Also, be certain that you qualify to purchase certain classes of shares in the new fund. An exchange is the sale of shares from one fund immediately followed by the purchase of shares in another. Therefore, any gain or loss realized on the exchange is recognizable for federal income tax purposes (unless, of course, you or your account qualifies as tax-deferred under the Internal Revenue Code). If the shares of the fund you are selling have gone up in value since you bought them, the sale portion of an exchange may result in taxable income to you.

We have the following policies governing exchanges:
o Both fund accounts involved in the exchange must be registered in exactly the same name(s) and Social Security or federal tax I.D. number(s).
o You may make up to four exchanges out of each Fund per 12-month period, but you may be subject to the contingent deferred sales charge, described below.
o Each Fund reserves the right to reject any exchange request, or to modify or terminate the exchange policy, if it is in the best interests of the Fund and its shareholders. Notice of all such modifications or terminations that affect all shareholders of the Fund will be given at least 60 days prior to the effective date of the change, except in unusual instances, including a suspension of redemption of the exchanged security under Section 22(e) of the Investment Company Act of 1940.

In addition, the ability to exchange may be temporarily suspended at any time that sales of the fund into which you wish to exchange are temporarily stopped.

Please remember that if you pay by check, Automated Clearing House ("ACH"), or wire and your funds do not clear, you will be responsible for any related loss to a Fund or INVESCO. If you are already an INVESCO funds shareholder, the Fund may seek reimbursement for any loss from your existing account(s).

CONTINGENT DEFERRED SALES CHARGE (CDSC). If you redeem or exchange Class C shares of any Fund after holding them thirteen months or less (other than shares acquired through reinvestment of dividends or other distributions), a CDSC of 1% of the current net asset value of the shares being redeemed or exchanged will be assessed. The fee applies to redemptions from a Fund and exchanges (other than exchanges into Class C shares) into any of the other mutual funds which are also advised by INVESCO and distributed by IDI. We will use the "first-in, first-out" method to determine your holding period. Under this method, the date of redemption or exchange will be compared with the earliest purchase date of shares held in your account. If your holding period is less than thirteen months, the CDSC will be assessed on the current net asset value of those shares.

The CDSC for Class C shares generally will be waived:
o to pay account fees;
o for IRA distributions due to death, disability or periodic distributions based on life expectancy;
o to return excess contributions (and earnings, if applicable) from retirement plan accounts; or nfor redemptions following the death of a shareholder or beneficial owner.

DISTRIBUTION EXPENSES. We have adopted a Master Distribution Plan and Agreement (commonly known as a "12b-1 Plan") for the Funds' Class C shares. The 12b-1 fees paid by each Fund's Class C shares are used to pay distribution fees to IDI for the sale and distribution of the Fund's shares and fees for services provided to shareholders, all or a substantial portion of which are paid to the dealer of record. Because the Funds' Class C shares pay these fees out of their assets on an ongoing basis, these fees increase the cost of your investment.

HOUSEHOLDING. To save money for the Funds, INVESCO will send only one copy of a prospectus or financial report to each household address. This process, known as "householding," is used for most required shareholder mailings. It does not apply to account statements. You may, of course, request an additional copy of a prospectus or financial report at any time by calling or writing INVESCO. You may also request that householding be eliminated from all your required mailings.

[INVESCO ICON]  HOW TO SELL SHARES

Contact your investment representative for several convenient ways to sell your Fund shares. Shares of the Funds may be sold at any time at the next NAV calculated after your request to sell in proper form is received by INVESCO. Depending on Fund performance, the NAV at the time you sell your shares may be more or less than the price you paid to purchase your shares.

TO SELL SHARES AT THAT DAY'S CLOSING PRICE, YOU MUST CONTACT US BEFORE 4:00 P.M. EASTERN TIME.

If you own shares in more than one INVESCO fund, please specify the fund whose shares you wish to sell. Remember that any sale or exchange of shares in a non-retirement account will likely result in a taxable gain or loss.

While INVESCO attempts to process telephone redemptions promptly, there may be times - particularly in periods of severe economic or market disruption - when you may experience delays in redeeming shares by phone.

INVESCO usually mails you the proceeds from the sale of Fund shares within seven days after we receive your request to sell in proper form. However, payment may be postponed under unusual circumstances -- for instance, if normal trading is not taking place on the NYSE, or during an emergency as defined by the Securities and Exchange Commission. If your INVESCO fund shares were purchased by a check which has not yet cleared, payment will be made promptly when your purchase check does clear; that can take up to 15 days.

If you participate in EasiVest, the Funds' automatic monthly investment program, and sell all of the shares in your account, we will not make any additional EasiVest purchases unless you give us other instructions.

Because of the Funds' expense structure, it costs as much to handle a small account as it does to handle a large one. If the value of your account in a Fund falls below $250 as a result of your actions (for example, sale of your Fund shares), each Fund reserves the right to sell all of your shares, send the proceeds of the sale to you and close your account. Before this is done, you will be notified and given 60 days to increase the value of your account to $250 or more.

[GRAPH ICON] TAXES

Everyone's tax status is unique. We encourage you to consult your own tax adviser on the tax impact to you of investing in the Funds.

TO AVOID BACKUP WITHHOLDING, BE SURE WE HAVE YOUR CORRECT SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER.

Each Fund customarily distributes to its shareholders substantially all of its net investment income, net capital gains and net gains from foreign currency transactions, if any. You receive a proportionate part of these distributions, depending on the percentage of each Fund's shares that you own. These distributions are required under federal tax laws governing mutual funds. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and each Fund's qualification as a regulated investment company, it is anticipated that none of the Funds will pay any federal income or excise taxes. Instead, each Fund will be accorded conduit or "pass through" treatment for federal income tax purposes.

However, unless you are (or your account is) exempt from income taxes, you must include all dividends and capital gain distributions paid to you by a Fund in your taxable income for federal, state and local income tax purposes. You also may realize capital gains or losses when you sell shares of a Fund at more or less than the price you originally paid. An exchange is treated as a sale, and is a taxable event. Dividends and other distributions usually are taxable whether you receive them in cash or automatically reinvest them in shares of the distributing Fund(s) or other INVESCO funds.

If you have not provided INVESCO with complete, correct tax information, the Funds are required by law to withhold 31% of your distributions and any money that you receive from the sale of shares of the Funds as a backup withholding tax.

We will provide you with detailed information every year about your dividends and capital gain distributions. Depending on the activity in your individual account, we may also be able to assist with cost basis figures for shares you sell.

[GRAPH ICON]  DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS

The Funds earn ordinary or investment income from dividends and interest on their investments. The Funds expect to distribute substantially all of this investment income, less Fund expenses, to shareholders annually, with respect to Blue Chip Growth, Dynamics, Endeavor and Small Company Growth Funds, and quarterly, with respect to Growth & Income and Value Equity Funds, or at such other times as the Funds may elect.

NET INVESTMENT INCOME AND NET REALIZED CAPITAL GAINS ARE DISTRIBUTED TO SHAREHOLDERS AT LEAST ANNUALLY. DISTRIBUTIONS ARE TAXABLE WHETHER REINVESTED IN ADDITIONAL SHARES OR PAID TO YOU IN CASH (EXCEPT FOR TAX-EXEMPT ACCOUNTS)

A Fund also realizes capital gains or losses when it sells securities in its portfolio for more or less than it had paid for them. If total gains on sales exceed total losses (including losses carried forward from previous years), a Fund has a net realized capital gain. Net realized capital gains, if any, are distributed to shareholders at least annually, usually in December.

Under present federal income tax laws, capital gains may be taxable at different rates, depending on how long a Fund has held the underlying investment. Short-term capital gains which are derived from the sale of assets held one year or less are taxed as ordinary income. Long-term capital gains which are derived from the sale of assets held for more than one year are taxed at up to the maximum capital gains rate, currently 20% for individuals.

Dividends and capital gain distributions are paid to you if you hold shares on the record date of the distribution regardless of how long you have held your shares. A Fund's NAV will drop by the amount of the distribution on the day the distribution is declared. If you buy shares of a Fund just before a distribution is declared, you may wind up "buying a distribution." This means that if the Fund declares a dividend or capital gain distribution shortly after you buy, you will receive some of your investment back as a taxable distribution. Most shareholders want to avoid this. And, if you sell your shares at a loss for tax purposes and purchase a substantially identical investment within 30 days before or after that sale, the transaction is usually considered a "wash sale" and you will not be able to claim a tax loss.

Dividends and capital gain distributions paid by each Fund are automatically reinvested in additional Fund shares at the NAV on the ex-distribution date, unless you choose to have them automatically reinvested in another INVESCO fund or paid to you by check or electronic funds transfer. If you choose to be paid by check, the minimum amount of the check must be at least $10; amounts less than that will be automatically reinvested. Dividends and other distributions, whether received in cash or reinvested in additional Fund shares, may be subject to federal income tax.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the financial performance of Investor Class shares of each Fund for the past five years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single Investor Class share. Since Class C shares are new, financial information is not available for this class as of the date of this Prospectus. The total returns in the table represent the annual percentages that an investor would have earned (or lost) on an investment in an Investor Class share of a Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with the Company's financial statements, are included in INVESCO Stock Funds, Inc.'s 1999 Annual Report to Shareholders, which is incorporated by reference into the Statement of Additional Information. This Report is available without charge by contacting IDI at the address or telephone number on the back cover of this Prospectus.

                                     PERIOD
                                     ENDED
                                     JULY 31              YEAR ENDED AUGUST 31
-------------------------------------------------------------------------------------------------
BLUE CHIP GROWTH FUND--             1999(a)    1998     1997     1996      1995      1994
INVESTOR CLASS
PER SHARE DATA
Net Asset Value--
  Beginning of Period               $5.15     $ 6.06   $ 5.44   $ 5.33    $ 5.34    $ 5.28
-------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS                         0.00       0.02     0.01     0.03      0.05      0.03
Net Investment Income(b)
Net Gains on Securities
  (Both Realized and Unrealized)     2.11       0.69     1.39     0.95      0.49      0.11
-------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS     2.11       0.71     1.40     0.98      0.54      0.14
-------------------------------------------------------------------------------------------------
Less Distributions
Dividends from Net Investment
 Income(c)                           0.00       0.02     0.01     0.03      0.05      0.03
Distributions from Capital Gains     0.51       1.60     0.77     0.84      0.50      0.05
-------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                  0.51       1.62     0.78     0.87      0.55      0.08
-------------------------------------------------------------------------------------------------
Net Asset Value--End of Period     $ 6.75     $ 5.15   $ 6.06   $ 5.44    $ 5.33    $ 5.34
=================================================================================================

TOTAL RETURN                       42.06%(d)  13.42%   28.14%   20.23%    12.05%     2.52%

RATIOS
Net Assets--End of Period
  ($000 Omitted)                 $1,232,908  $747,739  $709,220  $596,726  $501,285  $488,411
Ratio of Expenses to Average
  Net Assets                    1.03%(e)(f)  1.04%(e)  1.07%(e)  1.05%(e)     1.06%     1.03%
Ratio of Net Investment Income
  to Average Net Assets          (0.08%)(f)     0.37%     0.22%     0.64%     1.07%     0.47%
Portfolio Turnover Rate             134%(d)      153%      286%      207%      111%       63%

(a) From September 1, 1998 to July 31, 1999, the Fund's current fiscal year end.
(b) Net Investment Income for the period ended July 31, 1999, aggregated less than $0.01 on a per share basis.
(c) Distributions in excess of net investment income for the period ended July 31, 1999 and for the year ended August 31, 1995, aggregated less than $0.01 on a per share basis.
(d) Based on operations for the period shown and, accordingly, are not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(f) Annualized


FINANCIAL HIGHLIGHTS (CONTINUED)

                             PERIOD
                             ENDED
                             JULY 31                  YEAR ENDED APRIL 30
--------------------------------------------------------------------------------------------------
DYNAMICS FUND--
INVESTOR CLASS               1999(a)     1999      1998       1997       1996       1995
PER SHARE DATA
Net Asset Value--
  Beginning of Period         $18.15     $16.41    $12.02     $13.61     $11.38     $10.15
--------------------------------------------------------------------------------------------------
INCOME FROM
  INVESTMENT OPERATIONS
Net Investment Income
  (Loss)(b)                    0.00       0.00      (0.05)     (0.04)     0.02       0.03
Net Gains or Losses on
  Securities (Both Realized
  and Unrealized)              1.24       3.04      6.39       (0.19)     3.94       1.34
--------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT          1.24       3.04      6.34       (0.23)     3.96       1.37
  OPERATIONS
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net
  Investment Income (c)        0.00       0.00      0.00       0.00       0.02       0.03
Distributions from Capital
  Gains                        0.00       1.30      1.95       1.36       1.71       0.11
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS            0.00       1.30      1.95       1.36       1.73       0.14
--------------------------------------------------------------------------------------------------
Net Asset Value--End
  of Period                  $19.39     $18.15    $16.41     $12.02     $13.61     $11.38
==================================================================================================

TOTAL RETURN                 6.83%(d)   20.83%    56.42%    (2.34%)     36.32%     13.57%

RATIOS
Net Assets--End of Period
  ($000 Omitted)           $2,471,482   $2,044,321  $1,340,299  $762,396  $778,416  $421,600
Ratio of Expenses to
   Average Net Assets     1.03%(e)(g)     1.05%(e)    1.08%(e)  1.16%(e)  1.14%(e)  1.20%(f)
Ratio of Net Investment
  Income
  (Loss) to Average
  Net Assets               (0.32%)(g)      (0.41%)    (0.43%)    (0.31%)     0.16%  0.33%(f)
Portfolio Turnover Rate        23%(d)         129%       178%       204%      196%      176%

(a) From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.
(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the period ended July 31, 1999 and for the year ended April 30, 1999.
(c) Distributions in excess of net investment income for the year ended April 30, 1996, aggregated less than $0.01 on a per share basis.
(d) Based on operations for the period shown and, accordingly, are not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(f) Various expenses of the Fund were voluntarily absorbed by INVESCO for the year ended April 30, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.22% and ratio of net investment income to average net assets would have been 0.31%.
(g) Annualized

                                                PERIOD ENDED     PERIOD ENDED
                                                   JULY 31         APRIL 30
--------------------------------------------------------------------------------
INVESCO ENDEAVOR FUND--
INVESTOR CLASS                                   1999(a)(b)       1999(c)
PER SHARE DATA
Net Asset Value--Beginning of Period              $16.32          $10.00
--------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss                                (0.03)          (0.03)
Net Gains on Securities (Both Realized
  and Unrealized)                                   0.32            6.35
--------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                    0.29            6.32
--------------------------------------------------------------------------------
Net Asset Value  End of Period                    $16.61          $16.32
================================================================================

TOTAL RETURN                                     1.78%(d)       63.20%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)         $109,532         $72,592
Ratio of Expenses to Average Net Assets(e)       1.49%(f)        1.43%(f)
Ratio of Net Investment Loss to Average
  Net Assets                                   (0.83%)(f)      (0.55%)(f)
Portfolio Turnover Rate                            47%(d)         107%(d)

(a) From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.
(b) The per share information was computed using average shares.
(c) From October 28, 1998, commencement of investment operations, to April 30, 1999.
(d) Based on operations for the period shown and, accordingly, are not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.
(f) Annualized

                                           PERIOD ENDED     PERIOD ENDED
                                              JULY 31         APRIL 30
-------------------------------------------------------------------------------
GROWTH & INCOME FUND--
INVESTOR CLASS                                1999(a)          1999(b)
PER SHARE DATA
Net Asset Value--Beginning of Period          $14.54           $10.00
-------------------------------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Loss(c)                          0.00             0.00
Net Gains on Securities (Both Realized
  and Unrealized)                               0.83             5.22
-------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS                0.83             5.22
-------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Distributions from Capital Gains                0.00             0.68
-------------------------------------------------------------------------------
Net Asset Value--End of Period                $15.37           $14.54
===============================================================================

TOTAL RETURN                                 5.71%(d)        53.07%(d)

RATIOS
Net Assets--End of Period ($000 Omitted)      $61,316          $53,994
Ratio of Expenses to Average Net
  Assets(e)(f)                               1.52%(g)         1.52%(g)
Ratio of Net Investment Loss to Average
Net Assets(f)                              (0.45%)(g)       (0.25%)(g)
Portfolio Turnover Rate                        46%(d)          121%(d)

(a) From May 1, 1999 to July 31, 1999, the Fund's current fiscal year end.
(b) From July 1, 1998, commencement of investment operations, to April 30, 1999.
(c) Net Investment Loss aggregated less than $0.01 on a per share basis for the periods ended July 31, 1999 and April 30, 1999.
(d) Based on operations for the period shown and, accordingly, are not representative of a full year.
(e) Ratio is based on Total Expenses of the Fund, less expenses absorbed by INVESCO, which is before any expense offset arrangements.
(f) Various expenses of the Fund were voluntarily absorbed by INVESCO for the periods ended July 31, 1999 and April 30, 1999. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.75% (annualized) and 1.71% (annualized) respectively, and ratio of net investment loss to average net assets would have been (0.68%) (annualized) and (0.44%) (annualized), respectively.
(g) Annualized


FINANCIAL HIGHLIGHTS (CONTINUED)

                                     PERIOD
                                     ENDED
                                     JULY 31                  YEAR ENDED MAY 31
---------------------------------------------------------------------------------------------------
SMALL COMPANY GROWTH
FUND--INVESTOR CLASS                 1999(a)     1999       1998     1997      1996      1995
PER SHARE DATA
Net Asset Value--Beginning
  of Period                         $12.08     $11.90     $12.82   $14.38    $9.37     $11.40
---------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss)(b)      0.00       0.00       (0.06)   (0.07)    (0.06)    0.04
Net Gains or (Losses) on
  Securities (Both Realized and
  Unrealized)                        1.53       1.35       2.56     (0.96)    5.25      0.46
---------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT OPERATIONS     1.53       1.35       2.50     (1.03)    5.19      0.50
---------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment Income 0.00       0.00       0.00     0.00      0.00      0.04
Distributions from Capital Gains     0.00       1.17       3.42     0.53      0.18      2.49
---------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                  0.00       1.17       3.42     0.53      0.18      2.53
---------------------------------------------------------------------------------------------------
Net Asset Value--End of Period     $13.61     $12.08     $11.90   $12.82    $14.38     $9.37
===================================================================================================

TOTAL RETURN                     12.67%(c)    12.91%     22.65%  (7.08%)    55.78%     4.98%

RATIOS
Net Assets--End of Period
  ($000 Omitted)                 $452,861   $318,109   $272,619  $294,259 $370,029 $153,727
Ratio of Expenses to Average
  Net Assets(d)                1.50%(e)(f)  1.51%(e)   1.48%(e)  1.52%(e) 1.48%(e)    1.49%
Ratio of Net Investment Income
  (Loss) to Average Net
  Assets(d)                     (0.69%)(f)   (0.58%)    (0.42%)   (0.55%)  (0.78%)    0.41%
Portfolio Turnover Rate             41%(c)      203%       158%      216%     221%     228%

(a) From June 1, 1999 to July 31, 1999, the Fund's current fiscal year end.
(b) Net Investment Income (Loss) for the period ended July 31, 1999 and the year ended May 31, 1999 aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown and, accordingly, are not representative of a full year.
(d) Various expenses of the Fund were voluntarily absorbed by INVESCO for the period ended July 31, 1999 and for the years ended May 31, 1999, 1997 and 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.62% (annualized), 1.59%, 1.54% and 1.52%, respectively, and ratio of net investment income (loss) to average net assets would have been (0.81%) (annualized), (0.66%), (0.57%), and 0.38% respectively.
(e) Ratio is based on Total Expenses of the Fund, less expenses absorbed by INVESCO, which is before any expense offset arrangements.
(f) Annualized

FINANCIAL HIGHLIGHTS (CONTINUED)

                                 PERIOD
                                 ENDED
                                 JULY 31                  YEAR ENDED AUGUST 31
--------------------------------------------------------------------------------------------------
VALUE EQUITY FUND--
INVESTOR CLASS                   1999(a)      1998      1997       1996      1995      1994
PER SHARE DATA
--------------------------------------------------------------------------------------------------
Net Asset Value--
  Beginning of Period            $25.68     $28.30    $22.24     $19.53    $18.12    $17.79
--------------------------------------------------------------------------------------------------
INCOME FROM INVESTMENT
  OPERATIONS
Net Investment Income              0.17       0.26      0.35       0.35      0.39      0.36
Net Gains or (Losses) on
  Securities (Both Realized and
  Unrealized)                      6.25       (0.43)    6.62       3.09      2.58      1.20
--------------------------------------------------------------------------------------------------
TOTAL FROM INVESTMENT
  OPERATIONS                       6.42       (0.17)    6.97       3.44      2.97      1.56
--------------------------------------------------------------------------------------------------
LESS DISTRIBUTIONS
Dividends from Net Investment
  Income                           0.17       0.26      0.35       0.35      0.39      0.31
In Excess of Net Investment
  Income(b)                        0.00       0.00      0.00       0.00      0.00      0.04
Distributions from Capital Gains   2.32       2.19      0.56       0.38      1.17      0.88
--------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                2.49       2.45      0.91       0.73      1.56      1.23
--------------------------------------------------------------------------------------------------
Net Asset Value--End of Period   $29.61     $25.68    $28.30     $22.24    $19.53    $18.12
==================================================================================================

TOTAL RETURN                     25.41%(c)   (1.06%)    32.04%     17.77%    17.84%     9.09%

RATIOS
Net Assets   End of Period
  ($000 Omitted)                 $369,982  $349,984   $369,766   $200,046  $153,171  $111,850
Ratio of Expenses to Average
  Net Assets(d)               1.27%(e)(f)  1.15%(e)   1.04%(e)   1.01%(e)     0.97%     1.01%
Ratio of Net Investment Income
  to Average Net Assets(d)       0.63%(f)     0.86%      1.35%      1.64%     2.17%     1.80%
Portfolio Turnover Rate            22%(c)       48%        37%        27%       34%       53%

(a) From September 1, 1998 to July 31, 1999, the Fund's current fiscal year end.
(b) Distributions in excess of net investment income for the period ended July 31, 1999 and for the year ended August 31, 1998, aggregated less than $0.01 on a per share basis.
(c) Based on operations for the period shown and, accordingly, are not representative of a full year.
(d) Various expenses of the Fund were voluntarily absorbed by INVESCO for the period ended July 31, 1999 and the year ended August 31, 1998. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 1.38% (annualized) and 1.19%, respectively, and ratio of net investment income to average net assets would have been 0.52% (annualized) and 0.82%, respectively.
(e) Ratio is based on Total Expenses of the Fund, less expenses absorbed by INVESCO, if applicable, which is before any expense offset arrangements.
(f) Annualized

FEBRUARY 15, 2000

INVESCO STOCK FUNDS, INC.
INVESCO BLUE CHIP GROWTH FUND--CLASS C
INVESCO DYNAMICS FUND--CLASS C
INVESCO ENDEAVOR FUND--CLASS C
INVESCO GROWTH & INCOME FUND--CLASS C
INVESCO SMALL COMPANY GROWTH FUND--CLASS C
INVESCO VALUE EQUITY FUND--CLASS C

You may obtain additional information about the Funds from several sources:

FINANCIAL REPORTS. Although this Prospectus describes the Funds' anticipated investments and operations, the Funds also prepare annual and semiannual reports that detail the Funds' actual investments at the report date. These reports include discussion of each Fund's recent performance, as well as market and general economic trends affecting each Fund's performance. The annual report also includes the report of the Funds' independent accountants.

STATEMENT OF ADDITIONAL INFORMATION. The SAI dated February 15, 2000 is a supplement to this Prospectus and has detailed information about the Funds and their investment policies and practices. A current SAI for the Funds is on file with the Securities and Exchange Commission and is incorporated into this Prospectus by reference; in other words, the SAI is legally a part of this Prospectus, and you are considered to be aware of the contents of the SAI.

INTERNET. The current Prospectus of the Funds may be accessed through the INVESCO Web site at www.invesco.com. In addition, the Prospectus, SAI, annual report and semiannual report of the Funds are available on the SEC Web site at www.sec.gov.

To obtain a free copy of the current Prospectus, SAI, annual report or semiannual report, write to INVESCO Distributors, Inc., P.O. Box 173706, Denver, Colorado 80217-3706; or call 1-800-328-2234. Copies of these materials are also available (with a copying charge) from the SEC's Public Reference Section at 450 Fifth Street, N.W., Washington, D.C., 20549-0102. This information can be obtained by electronic request at the following E-mail address: publicinfo@sec.gov, or by calling 202-942-8090. The SEC file numbers for the Funds are 811-1474 and 002-26125.















811-1474

                       STATEMENT OF ADDITIONAL INFORMATION

                            INVESCO STOCK FUNDS, INC.

           INVESCO Blue Chip Growth Fund - Investor Class and Class C
               INVESCO Dynamics Fund - Investor Class and Class C
               INVESCO Endeavor Fund - Investor Class and Class C
            INVESCO Growth & Income Fund - Investor Class and Class C
         INVESCO Small Company Growth Fund - Investor Class and Class C
       INVESCO S&P 500 Index Fund - Investor Class and Institutional Class
             INVESCO Value Equity Fund - Investor Class and Class C




Address:                                  Mailing Address:

7800 E. Union Ave., Denver, CO 80237      P.O. Box 173706, Denver, CO 80217-3706

                                   Telephone:

                       In continental U.S., 1-800-525-8085


                                February 15, 2000
------------------------------------------------------------------------------

A Prospectus for the Investor Class shares of INVESCO Blue Chip Growth, INVESCO Dynamics, INVESCO Endeavor, INVESCO Growth & Income, INVESCO Small Company Growth, INVESCO S&P 500 Index and INVESCO Value Equity Funds dated August 31, 1999, a Prospectus for INVESCO S&P 500 Index Fund - Institutional Class dated August 31, 1999, and a Prospectus for the Class C shares of INVESCO Blue Chip Growth, INVESCO Dynamics, INVESCO Endeavor, INVESCO Growth & Income, INVESCO Small Company Growth, and INVESCO Value Equity Funds dated February 15, 2000, provide the basic information you should know before investing in a Fund. This Statement of Additional Information ("SAI") is incorporated by reference into the Funds' Prospectuses; in other words, this SAI is legally part of the Funds' Prospectuses. Although this SAI is not a prospectus, it contains information in addition to that set forth in the Prospectuses. It is intended to provide additional information regarding the activities and operations of the Funds and should be read in conjunction with the Prospectuses.

You may obtain, without charge, the current Prospectuses, SAI and annual and semiannual reports of the Funds by writing to INVESCO Distributors, Inc., P.O. Box 173706, Denver, CO 80217-3706 , or by calling 1-800-525-8085. The
Prospectuses of the Investor Class and Class C shares of the Funds are also available through the INVESCO Web site at www.invesco.com.

TABLE OF CONTENTS

The Company... . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4

Investments, Policies and Risks  . . . . . . . . . . . . . . . . . . . . . . . 5

Investment Restrictions . . . . . . . . . . . . . . . . . . . . . . . . . . . 24

Management of the Funds  . . . . . . . . . . . . . . . . . . . . . . . . . . .27

Other Service Providers . . . . . . . . . . . . . . . . . . . . . . . . . . . 59

Brokerage Allocation and Other Practices . . . . . . . . . . . . . . . . . . .59

Capital Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 63

Tax Consequences of Owning Shares of a Fund . . . . . . . . . . . . . . . . . 64

Performance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .67

Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 70

Appendix A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 71

THE COMPANY

The Company was incorporated under the laws of Maryland as INVESCO Dynamics Fund, Inc. on April 2, 1993. On July 1, 1993, the Company assumed all of the assets and liabilities of Financial Dynamics Fund, Inc. ("FDF"), which was incorporated in Colorado on February 17, 1967. All financial and other information about the Company for periods prior to July 1, 1993 relates to FDF. On June 26, 1997, the Company changed its name to INVESCO Capital Appreciation Funds, Inc. and designated two series of shares of common stock of the Company as the INVESCO Dynamics Fund and the INVESCO Growth & Income Fund. On August 28, 1998, the Company changed its name to INVESCO Equity Funds, Inc. and designated a third series of shares of common stock of the Company as the INVESCO Endeavor Fund. On October 29, 1998 the Company changed its name to INVESCO Stock Funds, Inc. On July 15, 1999, the Company assumed all of the assets and liabilities of INVESCO Blue Chip Growth Fund, a series of INVESCO Growth Fund, Inc.; INVESCO Small Company Growth Fund, a series of INVESCO Emerging Opportunity Funds, Inc.; INVESCO S&P 500 Index Fund, a series of INVESCO Specialty Funds, Inc.; and INVESCO Value Equity Fund, a series of INVESCO Value Trust.

The Company is an open-end, diversified, management investment company currently consisting of seven portfolios of investments: INVESCO Blue Chip Growth Fund - Investor Class and Class C, INVESCO Dynamics Fund - Investor Class and Class C, INVESCO Endeavor Fund - Investor Class and Class C, INVESCO Growth & Income Fund
- Investor Class and Class C, INVESCO Small Company Growth Fund - Investor Class and Class C, INVESCO S&P 500 Index Fund - Investor Class and Institutional Class and INVESCO Value Equity Fund - Investor Class and Class C (each a "Fund" and collectively the "Funds"). Additional funds may be offered in the future.

"Open-end" means that each Fund issues an indefinite number of shares which it continuously offers to redeem at net asset value per share ("NAV"). A "management" investment company actively buys and sells securities for the portfolio of each Fund at the direction of a professional manager. Open-end management investment companies (or one or more series of such companies, such as the Funds) are commonly referred to as mutual funds. The Funds do not charge sales fees to purchase their shares. However, the Investor Class shares of each Fund pay a 12b-1 distribution fee which is computed and paid monthly at an annual rate of 0.25% of average net assets attributable to Investor Class shares. The Class C shares of each Fund pay a 12b-1 distribution/ service fee which is computed and paid monthly at an aggregate annual rate of 1.00% of average net assets attributable to Class C shares.

Although S&P 500 Index Fund attempts to mirror the performance of the S&P 500 Composite Stock Price Index ("S&P 500"), the Fund is not affiliated in any way with Standard & Poor's ("S&P"). S&P is not involved in the determination of the prices and amount of the securities bought by the Fund, the sale of Fund shares or the calculation of the equation by which Fund shares are to be converted into cash.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 or any data included therein and S&P shall have no liability for any errors, omissions or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Company, shareholders of the Fund or any


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other person or entity from the use of the S&P 500 or any data included therein.
S&P makes no express or implied warranty, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

INVESTMENTS, POLICIES AND RISKS

The principal investments and policies of the Funds are discussed in the Prospectuses of the Funds. The Funds also may invest in the following securities and engage in the following practices.

ADRs -- American Depository Receipts, or ADRs, are securities issued by American banks. ADRs are receipts for the shares of foreign corporations that are held by the bank issuing the receipt. An ADR entitles its holder to all dividends and capital gains on the underlying foreign securities, less any fees paid to the bank. Purchasing ADRs gives a Fund the ability to purchase the functional equivalent of foreign securities without going to the foreign securities markets to do so. ADRs are bought and sold in U.S. dollars, not foreign currencies. An ADR that is "sponsored" means that the foreign corporation whose shares are represented by the ADR is actively involved in the issuance of the ADR, and generally provides material information about the corporation to the U.S. market. An "unsponsored" ADR program means that the foreign corporation whose shares are held by the bank is not obligated to disclose material information in the United States, and, therefore, the market value of the ADR may not reflect important facts known only to the foreign company. Since they mirror their underlying foreign securities, ADRs generally have the same risks as investing directly in the underlying foreign securities.

CERTIFICATES OF DEPOSIT IN FOREIGN BANKS AND U.S. BRANCHES OF FOREIGN BANKS -- The Funds may maintain time deposits in and invest in U.S. dollar denominated CDs issued by foreign banks and U.S. branches of foreign banks. The Funds limit investments in foreign bank obligations to U.S. dollar denominated obligations of foreign banks which have more than $10 billion in assets, have branches or agencies in the U.S., and meet other criteria established by the board of directors. Investments in foreign securities involve special considerations. There is generally less publicly available information about foreign issuers since many foreign countries do not have the same disclosure and reporting requirements as are imposed by the U.S. securities laws. Moreover, foreign issuers are generally not bound by uniform accounting and auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Such investments may also entail the risks of possible imposition of dividend withholding or confiscatory taxes, possible currency blockage or transfer restrictions, expropriation, nationalization or other adverse political or economic developments, and the difficulty of enforcing obligations in other countries.

The Funds may also invest in bankers' acceptances, time deposits and certificates of deposit of U.S. branches of foreign banks and foreign branches of U.S. banks. Investments in instruments of U.S. branches of foreign banks will be made only with branches that are subject to the same regulations as U.S.

banks. Investments in instruments issued by a foreign branch of a U.S. bank will be made only if the investment risk associated with such investment is the same as that involving an investment in instruments issued by the U.S. parent, with the U.S. parent unconditionally liable in the event that the foreign branch fails to pay on the investment for any reason.

COMMERCIAL PAPER -- Commercial paper is the term for short-term promissory notes issued by domestic corporations to meet current working capital needs. Commercial paper may be unsecured by the corporation's assets but may be backed by a letter of credit from a bank or other financial institution. The letter of credit enhances the paper's creditworthiness. The issuer is directly responsible for payment but the bank "guarantees" that if the note is not paid at maturity by the issuer, the bank will pay the principal and interest to the buyer. INVESCO Funds Group, Inc. ("INVESCO"), the Funds' investment adviser, will consider the creditworthiness of the institution issuing the letter of credit, as well as the creditworthiness of the issuer of the commercial paper, when purchasing paper enhanced by a letter of credit. Commercial paper is sold either as interest-bearing or on a discounted basis, with maturities not exceeding 270 days.

DEBT SECURITIES -- Debt securities include bonds, notes and other securities that give the holder the right to receive fixed amounts of principal, interest, or both on a date in the future or on demand. Debt securities also are often referred to as fixed-income securities, even if the rate of interest varies over the life of the security.

Debt securities are generally subject to credit risk and market risk. Credit risk is the risk that the issuer of the security may be unable to meet interest or principal payments or both as they come due. Market risk is the risk that the market value of the security may decline for a variety of reasons, including changes in interest rates. An increase in interest rates tends to reduce the market values of debt securities in which a Fund has invested. A decline in interest rates tends to increase the market values of debt securities in which a Fund has invested.

Moody's Investor Services, Inc. ("Moody's") and S&P ratings provide a useful guide to the credit risk of many debt securities. The lower the rating of a debt security, the greater the credit risk the rating service assigns to the security. To compensate investors for accepting that greater risk, lower-rated debt securities tend to offer higher interest rates. Growth & Income Fund may invest up to 25% of its portfolio in lower-rated debt securities, which are often referred to as "junk bonds." Increasing the amount of Fund assets invested in unrated or lower-grade straight debt securities may increase the yield produced by the Fund's debt securities but will also increase the credit risk of those securities. A debt security is considered lower grade if it is rated Ba or less by Moody's or BB or less by S&P. Lower-rated and non-rated debt securities of comparable quality are subject to wider fluctuations in yields and market values than higher-rated debt securities and may be considered speculative. Although a Fund may invest in debt securities assigned lower grade ratings by S&P or Moody's, at the time of purchase, the Funds are not permitted to invest in bonds that are in default or are rated CCC or below by S&P or Caa or below by Moody's or, if unrated, are judged by INVESCO to be of equivalent quality. Debt securities rated lower than B by either S&P or Moody's are usually considered to be speculative. At the time of purchase, INVESCO will limit Fund investments to debt securities which INVESCO believes are not highly speculative and which are rated at least B by S&P and Moody's.

A significant economic downturn or increase in interest rates may cause issuers of debt securities to experience increased financial problems which could adversely affect their ability to pay principal and interest obligations, to meet projected business goals, and to obtain additional financing. These conditions more severely impact issuers of lower-rated debt securities. The market for lower-rated straight debt securities may not be as liquid as the market for higher-rated straight debt securities. Therefore, INVESCO attempts to limit purchases of lower-rated securities to securities having an established secondary market.

Debt securities rated Caa by Moody's may be in default or may present risks of non-payment of principal or interest. Lower-rated securities by S&P (categories BB and B) include those which are predominantly speculative because of the issuer's perceived capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and B a higher degree of speculation. While such bonds will likely have some quality and protective characteristics, these are usually outweighed by large uncertainties or major risk exposures to adverse conditions.

Although bonds in the lowest investment grade debt category (those rated BBB by S&P, Baa by Moody's or the equivalent) are regarded as having adequate capability to pay principal and interest, they have speculative characteristics. Adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-rated bonds. Lower-rated bonds by Moody's (categories Ba, B or Caa) are of poorer quality and also have speculative characteristics. Bonds rated Caa may be in default or there may be present elements of danger with respect to principal or interest. Lower-rated bonds by S&P (categories BB, B or CCC) include those that are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with their terms; BB indicates the lowest degree of speculation and CCC a high degree of speculation. While such bonds likely will have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Bonds having equivalent ratings from other ratings services will have characteristics similar to those of the corresponding S&P and Moody's ratings. For a specific description of S&P and Moody's corporate bond rating categories, please refer to Appendix A.

The Funds, except for S&P 500 Index Fund, may invest in zero coupon bonds and step-up bonds. Zero coupon bonds do not make regular interest payments. Zero coupon bonds are sold at a discount from face value. Principal and accrued discount (representing interest earned but not paid) are paid at maturity in the amount of the face value. Step-up bonds initially make no (or low) cash interest payments but begin paying interest (or a higher rate of interest) at a fixed time after issuance of the bond. The market values of zero coupon and step-up bonds generally fluctuate more in response to changes in interest rates than interest-paying securities of comparable term and quality. A Fund may be required to distribute income recognized on these bonds, even though no cash may be paid to the Fund until the maturity or call date of a bond, in order for the Fund to maintain its qualification as a regulated investment company. These required distributions could reduce the amount of cash available for investment by a Fund.

DOMESTIC BANK OBLIGATIONS -- U.S. banks (including their foreign branches) issue certificates of deposit (CDs) and bankers' acceptances which may be purchased by the Funds if an issuing bank has total assets in excess of $5 billion and the bank otherwise meets the Funds' credit rating requirements. CDs are issued against deposits in a commercial bank for a specified period and rate and are normally negotiable. Eurodollar CDs are certificates issued by a foreign branch (usually London) of a U.S. domestic bank, and, as such, the credit is deemed to be that of the domestic bank. Bankers' acceptances are short-term credit instruments evidencing the promise of the bank (by virtue of the bank's "acceptance") to pay at maturity a draft which has been drawn on it by a customer (the "drawer"). Bankers' acceptances are used to finance the import, export, transfer, or storage of goods and reflect the obligation of both the bank and the drawer to pay the face amount. Both types of securities are subject to the ability of the issuing bank to meet its obligations, and are subject to risks common to all debt securities. In addition, banker's acceptances may be subject to foreign currency risk and certain other risks of investment in foreign securities.

EQUITY SECURITIES -- The Funds may invest in common, preferred and convertible preferred stocks, and securities whose values are tied to the price of stocks, such as rights, warrants and convertible debt securities. Common stocks and preferred stocks represent equity ownership in a corporation. Owners of stock, such as the Funds, share in a corporation's earnings through dividends which may be declared by the corporation, although the receipt of dividends is not the principal benefit that the Funds seek when they invest in stocks and similar instruments.

Instead, the Funds seek to invest in stocks that will increase in market value and may be sold for more than a Fund paid to buy them. Market value is based upon constantly changing investor perceptions of what the company is worth compared to other companies. Although dividends are a factor in the changing market value of stocks, many companies do not pay dividends, or pay comparatively small dividends. The principal risk of investing in equity securities is that their market values fluctuate constantly, often due to factors entirely outside the control of the Funds or the company issuing the stock. At any given time, the market value of an equity security may be significantly higher or lower than the amount paid by a Fund to acquire it.

Owners of preferred stocks are entitled to dividends payable from the corporation's earnings, which in some cases may be "cumulative" if prior dividends on the preferred stock have not been paid. Dividends payable on preferred stock have priority over distributions to holders of common stock, and preferred stocks generally have a priority on the distribution of assets in the event of the corporation's liquidation. Preferred stocks may be "participating," which means that they may be entitled to dividends in excess of the stated dividend in certain cases. The holders of a company's debt securities generally are entitled to be paid by the company before it pays anything to its stockholders.

Rights and warrants are securities which entitle the holder to purchase the securities of a company (usually, its common stock) at a specified price during a specified time period. The value of a right or warrant is affected by many of the same factors that determine the prices of common stocks. Rights and warrants may be purchased directly or acquired in connection with a corporate reorganization or exchange offer.

The Funds also may purchase convertible securities including convertible debt obligations and convertible preferred stock. A convertible security entitles the holder to exchange it for a fixed number of shares of common stock (or other equity security), usually at a fixed price within a specified period of time.

Until conversion, the owner of convertible securities usually receives the interest paid on a convertible bond or the dividend preference of a preferred stock.

A convertible security has an "investment value" which is a theoretical value determined by the yield it provides in comparison with similar securities without the conversion feature. Investment value changes are based upon prevailing interest rates and other factors. It also has a "conversion value," which is the market value the convertible security would have if it were exchanged for the underlying equity security. Convertible securities may be purchased at varying price levels above or below their investment values or conversion values.

Conversion value is a simple mathematical calculation that fluctuates directly with the price of the underlying security. However, if the conversion value is substantially below the investment value, the market value of the convertible security is governed principally by its investment value. If the conversion value is near or above the investment value, the market value of the convertible security generally will rise above the investment value. In such cases, the market value of the convertible security may be higher than its conversion value, due to the combination of the convertible security's right to interest (or dividend preference) and the possibility of capital appreciation from the conversion feature. However, there is no assurance that any premium above investment value or conversion value will be recovered because prices change and, as a result, the ability to achieve capital appreciation through conversion may be eliminated.

EUROBONDS AND YANKEE BONDS (ALL FUNDS, EXCEPT S&P 500 INDEX FUND) -- Bonds issued by foreign branches of U.S. banks ("Eurobonds") and bonds issued by a U.S. branch of a foreign bank and sold in the United States ("Yankee bonds"). These bonds are bought and sold in U.S. dollars, but generally carry with them the same risks as investing in foreign securities.

FOREIGN SECURITIES -- Investments in the securities of foreign companies, or companies that have their principal business activities outside the United States, involve certain risks not associated with investments in U.S. companies. Non-U.S. companies generally are not subject to the same uniform accounting, auditing and financial reporting standards that apply to U.S. companies. Therefore, financial information about foreign companies may be incomplete, or may not be comparable to the information available on U.S. companies. There may also be less publicly available information about a foreign company.

Although the volume of trading in foreign securities markets is growing, securities of many non-U.S. companies may be less liquid and have greater swings in price than securities of comparable U.S. companies. The costs of buying and selling securities on foreign securities exchanges is generally significantly higher than similar costs in the United States. There is generally less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. Investments in non-U.S. securities may also be subject to other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets, confiscatory taxation, and imposition of withholding taxes on dividends or interest payments. If it becomes necessary, it may be more difficult for a Fund to obtain or to enforce a judgment against a foreign issuer than against a domestic issuer.

Securities traded on foreign markets are usually bought and sold in local currencies, not in U.S. dollars. Therefore, the market value of foreign securities acquired by a Fund can be affected -- favorably or unfavorably -- by changes in currency rates and exchange control regulations. Costs are incurred in converting money from one currency to another. Foreign currency exchange rates are determined by supply and demand on the foreign exchange markets. Foreign exchange markets are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors, all of which are outside the control of each Fund. Generally, the Funds' foreign currency exchange transactions will be conducted on a cash or "spot" basis at the spot rate for purchasing or selling currency in the foreign currency exchange markets.

FUTURES, OPTIONS AND OTHER FINANCIAL INSTRUMENTS

GENERAL. As discussed in the Prospectuses, the adviser and/or sub-adviser may use various types of financial instruments, some of which are derivatives, to attempt to manage the risk of a Fund's investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). These financial instruments include options, futures contracts (sometimes referred to as "futures"), forward contracts, swaps, caps, floors and collars (collectively, "Financial Instruments"). The policies in this section do not apply to other types of instruments sometimes referred to as derivatives, such as indexed securities, mortgage-backed and other asset-backed securities, and stripped interest and principal of debt.

Hedging strategies can be broadly categorized as "short" hedges and "long" or "anticipatory" hedges. A short hedge involves the use of a Financial Instrument in order to partially or fully offset potential variations in the value of one or more investments held in a Fund's portfolio. A long or anticipatory hedge involves the use of a Financial Instrument in order to partially or fully offset potential increases in the acquisition cost of one or more investments that the Fund intends to acquire. In an anticipatory hedge transaction, the Fund does not already own a corresponding security. Rather, it relates to a security or type of security that the Fund intends to acquire. If the Fund does not eliminate the hedge by purchasing the security as anticipated, the effect on the Fund's portfolio is the same as if a long position were entered into. Financial Instruments may also be used, in certain circumstances, for investment (e.g., as a substitute for investing in securities).

Financial Instruments on individual securities generally are used to attempt to hedge against price movements in one or more particular securities positions that a Fund already owns or intends to acquire. Financial Instruments on indexes, in contrast, generally are used to attempt to hedge all or a portion of a portfolio against price movements of the securities within a market sector in which the Fund has invested or expects to invest.

The use of Financial Instruments is subject to applicable regulations of the Securities and Exchange Commission ("SEC"), the several exchanges upon which they are traded, and the Commodity Futures Trading Commission ("CFTC"). In addition, the Funds' ability to use Financial Instruments will be limited by tax considerations. See "Tax Consequences of Owning Shares of a Fund."

In addition to the instruments and strategies described below, the adviser and/or sub-adviser may use other similar or related techniques to the extent that they are consistent with a Fund's investment objective and permitted by its investment limitations and applicable regulatory authorities. The Funds' Prospectuses or Statement of Additional Information ("SAI") will be supplemented to the extent that new products or techniques become employed involving materially different risks than those described below or in the Prospectuses.

SPECIAL RISKS. Financial Instruments and their use involve special considerations and risks, certain of which are described below.

(1) Financial Instruments may increase the volatility of a Fund. If the adviser and/or sub-adviser employs a Financial Instrument that correlates imperfectly with a Fund's investments, a loss could result, regardless of whether or not the intent was to manage risk. In addition, these techniques could result in a loss if there is not a liquid market to close out a position that a Fund has entered.

(2) There might be imperfect correlation between price movements of a Financial Instrument and price movement of the investment(s) being hedged. For example, if the value of a Financial Instrument used in a short hedge increased by less than the decline in value of the hedged investment(s), the hedge would not be fully successful. This might be caused by certain kinds of trading activity that distorts the normal price relationship between the security being hedged and the Financial Instrument. Similarly, the effectiveness of hedges using Financial Instruments on indexes will depend on the degree of correlation between price movements in the index and price movements in the securities being hedged.

The Funds are authorized to use options and futures contracts related to securities with issuers, maturities or other characteristics different from the securities in which it typically invests. This involves a risk that the options or futures position will not track the performance of a Fund's portfolio investments.

The direction of options and futures price movements can also diverge from the direction of the movements of the prices of their underlying instruments, even if the underlying instruments match a Fund's investments well. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instrument, and the time remaining until expiration of the contract, which may not affect security prices the same way. Imperfect correlation may also result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, or from imposition of daily price fluctuation limits or trading halts. A Fund may take positions in options and futures contracts with a greater or lesser face value than the securities it wishes to hedge or intends to purchase in order to attempt to compensate for differences in volatility between the contract and the securities, although this may not be successful in all cases.

(3) If successful, the above-discussed hedging strategies can reduce risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements of portfolio securities. However, such strategies can also reduce opportunity for gain by offsetting the positive effect of favorable price movements. For example, if a Fund entered into a short hedge because the adviser and/or sub-adviser projected a decline in the price of a security in the Fund's portfolio, and the price of that security increased instead, the gain from that increase would likely be wholly or partially offset by a decline in the value of the short position in the Financial Instrument. Moreover, if the price of the Financial Instrument declined by more than the increase in the price of the security, the Fund could suffer a loss.

(4) A Fund's ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the degree of liquidity of the market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the "counterparty") to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to a Fund.

(5) As described below, the Funds are required to maintain assets as "cover," maintain segregated accounts or make margin payments when they take positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If a Fund is unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or segregated accounts or make such payments until the position expired. These requirements might impair a Fund's ability to sell a portfolio security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time.

COVER. Positions in Financial Instruments, other than purchased options, expose the Funds to an obligation to another party. A Fund will not enter into any such transaction unless it owns (1) an offsetting ("covered") position in securities, currencies or other options, futures contracts or forward contracts, or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its obligations to the extent not covered as provided in (1) above. The Funds will comply with SEC guidelines regarding cover for these instruments and will, if the guidelines so require, designate cash or liquid assets as segregated in the prescribed amount as determined daily.

Assets used as cover or held as segregated cannot be sold while the position in the corresponding Financial Instrument is open unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of a Fund's assets to cover or to hold as segregated could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

OPTIONS. Each Fund may engage in certain strategies involving options to attempt to manage the risk of its investments or, in certain circumstances, for investment (e.g., as a substitute for investing in securities). A call option gives the purchaser the right to buy, and obligates the writer to sell the underlying investment at the agreed-upon exercise price during the option period. A put option gives the purchaser the right to sell, and obligates the writer to buy the underlying investment at the agreed-upon exercise price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. See "Options on Indexes" below with regard to cash settlement of option contracts on index values.

The purchase of call options can serve as a hedge against a price rise of the underlier and the purchase of put options can serve as a hedge against a price decline of the underlier. Writing call options can serve as a limited short hedge because declines in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency appreciates to a price higher than the exercise price of the call option, it can be expected that the option will be exercised and a Fund will be obligated to sell the security or currency at less than its market value.

Writing put options can serve as a limited long or anticipatory hedge because increases in the value of the hedged investment would be offset to the extent of the premium received for writing the option. However, if the security or currency depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and a Fund will be obligated to purchase the security or currency at more than its market value.

The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, the price volatility of the underlying investment and general market and interest rate conditions. Options that expire unexercised have no value.

A Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it had written by purchasing an identical call or put option, which is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option, which is known as a closing sale transaction. Closing transactions permit a Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

RISKS OF OPTIONS ON SECURITIES. Options embody the possibility of large amounts of exposure, which will result in a Fund's net asset value being more sensitive to changes in the value of the related investment. A Fund may purchase or write both exchange-traded and OTC options. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed that, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between a Fund and its counterparty (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when a Fund purchases an OTC option, it relies on the counterparty from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counterparty to do so would result in the loss of any premium paid by a Fund as well as the loss of any expected benefit from the transaction.

The Funds' ability to establish and close out positions in options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counterparty, or by a transaction in the secondary market if any such market exists. There can be no assurance that a Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counterparty, a Fund might be unable to close out an OTC option position at any time prior to the option's expiration. If a Fund is not able to enter into an

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offsetting closing transaction on an option it has written, it will be required to maintain the securities subject to the call or the liquid assets underlying the put until a closing purchase transaction can be entered into or the option expires. However, there can be no assurance that such a market will exist at any particular time.

If a Fund were unable to effect a closing transaction for an option it had purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by a Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

OPTIONS ON INDEXES. Puts and calls on indexes are similar to puts and calls on securities or futures contracts except that all settlements are in cash and changes in value depend on changes in the index in question. When a Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, upon exercise of the call, the purchaser will receive from the Fund an amount of cash equal to the positive difference between the closing price of the index and the exercise price of the call times a specified multiple ("multiplier"), which determines the total dollar value for each point of such difference. When a Fund buys a call on an index, it pays a premium and has the same rights as to such call as are indicated above. When a Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the seller of the put to deliver to the Fund an amount of cash equal to the positive difference between the exercise price of the put and the closing price of the index times the multiplier. When a Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the positive difference between the exercise price of the put and the closing level of the index times the multiplier.

The risks of purchasing and selling options on indexes may be greater than options on securities. Because index options are settled in cash, when a Fund writes a call on an index it cannot fulfill its potential settlement obligations by delivering the underlying securities. A Fund can offset some of the risk of writing a call index option by holding a diversified portfolio of securities similar to those on which the underlying index is based. However, a Fund cannot, as a practical matter, acquire and hold a portfolio containing exactly the same securities as underlie the index and, as a result, bears a risk that the value of the securities held will vary from the value of the index.

Even if a Fund could assemble a portfolio that exactly reproduced the composition of the underlying index, it still would not be fully covered from a risk standpoint because of the "timing risk" inherent in writing index options. When an index option is exercised, the amount of cash that the holder is entitled to receive is determined by the difference between the exercise price and the closing index level. As with other kinds of options, a Fund as the call writer will not learn what it has been assigned until the next business day. The time lag between exercise and notice of assignment poses no risk for the writer of a covered call on a specific underlying security, such as common stock, because in that case the writer's obligation is to deliver the underlying security, not to pay its value as of a moment in the past. In contrast, the writer of an index call will be required to pay cash in an amount based on the difference between the closing index value on the exercise date and the exercise price. By the time a Fund learns what it has been assigned, the index may have


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declined. This "timing risk" is an inherent limitation on the ability of index call writers to cover their risk exposure.

If a Fund has purchased an index option and exercises it before the closing index value for that day is available, it runs the risk that the level of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund nevertheless will be required to pay the difference between the closing index value and the exercise price of the option (times the applicable multiplier) to the assigned writer.

OTC OPTIONS. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of OTC options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows a Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchange where they are traded.

Generally, OTC foreign currency options used by a Fund are European-style options. This means that the option is only exercisable immediately prior to its expiration. This is in contrast to American-style options, which are exercisable at any time prior to the expiration date of the option.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. When a Fund purchases or sells a futures contract, it incurs an obligation respectively to take or make delivery of a specified amount of the obligation underlying the contract at a specified time and price. When a Fund writes an option on a futures contract, it becomes obligated to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If a Fund writes a call, on exercise it assumes a short futures position. If it writes a put, on exercise it assumes a long futures position.

The purchase of futures or call options on futures can serve as a long or an anticipatory hedge, and the sale of futures or the purchase of put options on futures can serve as a short hedge. Writing call options on futures contracts can serve as a limited short hedge, using a strategy similar to that used for writing call options on securities or indexes. Similarly, writing put options on futures contracts can serve as a limited long or anticipatory hedge.

In addition, futures strategies can be used to manage the "duration" (a measure of anticipated sensitivity to changes in interest rates, which is sometimes related to the weighted average maturity of a portfolio) and associated interest rate risk of a Fund's fixed-income portfolio. If the adviser and/or sub-adviser wishes to shorten the duration of a Fund's fixed-income portfolio (i.e., reduce anticipated sensitivity), the Fund may sell an appropriate debt futures contract or a call option thereon, or purchase a put option on that futures contract. If the adviser and/or sub-adviser wishes to lengthen the duration of a Fund's fixed-income portfolio (i.e., increase anticipated sensitivity), the Fund may buy an appropriate debt futures contract or a call option thereon, or sell a put option thereon.

At the inception of a futures contract, a Fund is required to deposit "initial margin" in an amount generally equal to 10% or less of the contract value. Initial margin must also be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Subsequent "variation margin" payments are made to and from the futures broker daily as the value of the futures or written option position varies, a process known as "marking-to-market." Unlike margin in securities transactions, initial margin on futures contracts and written options on futures contracts does not represent a borrowing on margin, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, a Fund may be required to increase the level of initial margin deposits. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities in order to do so at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions on options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. However, there can be no assurance that a liquid market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If a Fund were unable to liquidate a futures contract or an option on a futures contract position due to the absence of a liquid market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to continue to maintain the position being hedged by the futures contract or option or to continue to maintain cash or securities in a segregated account.

To the extent that a Fund enters into futures contracts, options on futures contracts and options on foreign currencies traded on a CFTC-regulated exchange, in each case that is not for bona fide hedging purposes (as defined by the CFTC), the aggregate initial margin and premiums required to establish these positions (excluding the amount by which options are "in-the-money" at the time of purchase) may not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any contracts the Fund has entered into. This policy does not limit to 5% the percentage of the Fund's assets that are at risk in futures contracts, options on futures contracts and currency options.

RISKS OF FUTURES CONTRACTS AND OPTIONS THEREON. The ordinary spreads at a given time between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Due to the possibility of distortion, a hedge may not be successful. Although stock index futures contracts do not require physical delivery, under extraordinary market conditions, liquidity of such futures contracts also could be reduced. Additionally, the adviser and/or sub-adviser may be incorrect in its expectations as to the extent of various interest rates, currency exchange rates or stock market movements or the time span within which the movements take place.

INDEX FUTURES. The risk of imperfect correlation between movements in the price of index futures and movements in the price of the securities that are the subject of a hedge increases as the composition of a Fund's portfolio diverges from the index. The price of the index futures may move proportionately more than or less than the price of the securities being hedged. If the price of the index futures moves proportionately less than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. Assuming the price of the securities being hedged has moved in an unfavorable direction, as anticipated when the hedge was put into place, the Fund would be in a better position than if it had not hedged at all, but not as good as if the price of the index futures moved in full proportion to that of the hedged securities. However, if the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by movement of the price of the futures contract. If the price of the futures contract moves more than the price of the securities, the Fund will experience either a loss or a gain on the futures contract that will not be completely offset by movements in the price of the securities that are the subject of the hedge.

Where index futures are purchased in an anticipatory hedge, it is possible that the market may decline instead. If a Fund then decides not to invest in the securities at that time because of concern as to possible further market decline or for other reasons, it will realize a loss on the futures contract that is not offset by a reduction in the price of the securities it had anticipated purchasing.

FOREIGN CURRENCY HEDGING STRATEGIES--SPECIAL CONSIDERATIONS. A Fund may use options and futures contracts on foreign currencies, as mentioned previously, and forward currency contracts, as described below, to attempt to hedge against movements in the values of the foreign currencies in which the Fund's securities are denominated or, in certain circumstances, for investment (e.g., as a substitute for investing in securities denominated in foreign currency). Currency hedges can protect against price movements in a security that a Fund owns or intends to acquire that are attributable to changes in the value of the currency in which it is denominated.

A Fund might seek to hedge against changes in the value of a particular currency when no Financial Instruments on that currency are available or such Financial Instruments are more expensive than certain other Financial Instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using Financial Instruments on another currency or a basket of currencies, the value of which the adviser and/or sub-adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the Financial Instrument will not correlate perfectly with movements in the price of the currency subject to the hedging transaction may be increased when this strategy is used.

The value of Financial Instruments on foreign currencies depends on the value of the underlying currency relative to the U.S. dollar. Because foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such Financial Instruments, a Fund could be disadvantaged by having to deal in the odd-lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the Financial Instruments until they reopen.

Settlement of hedging transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

FORWARD CURRENCY CONTRACTS AND FOREIGN CURRENCY DEPOSITS. The Funds may enter into forward currency contracts to purchase or sell foreign currencies for a fixed amount of U.S. dollars or another foreign currency. A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (term) from the date of the forward currency contract agreed upon by the parties, at a price set at the time the forward currency contract is entered. Forward currency contracts are negotiated directly between currency traders (usually large commercial banks) and their customers.

Such transactions may serve as long or anticipatory hedges. For example, a Fund may purchase a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that the Fund intends to acquire. Forward currency contracts may also serve as short hedges. For example, a Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency.

The Funds may also use forward currency contracts to hedge against a decline in the value of existing investments denominated in foreign currency. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by entering into a forward currency contract to sell another currency expected to perform similarly to the currency in which the Fund's existing investments are denominated. This type of hedge could offer advantages in terms of cost, yield or efficiency, but may not hedge currency exposure as effectively as a simple hedge against U.S. dollars. This type of hedge may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

The Funds may also use forward currency contracts in one currency or a basket of currencies to attempt to hedge against fluctuations in the value of securities denominated in a different currency if the adviser anticipates that there will be a positive correlation between the two currencies.

The cost to a Fund of engaging in forward currency contracts varies with factors such as the currency involved, the length of the contract period and the market conditions then prevailing. Because forward currency contracts are usually entered into on a principal basis, no fees or commissions are involved. When a Fund enters into a forward currency contract, it relies on the counterparty to make or take delivery of the underlying currency at the maturity of the contract. Failure by the counterparty to do so would result in the loss of some or all of any expected benefit of the transaction.

As is the case with futures contracts, purchasers and sellers of forward currency contracts can enter into offsetting closing transactions, similar to closing transactions on futures contracts, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that a Fund will in fact be able to close out a forward currency contract at a favorable price prior to maturity. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract. In either event, the Fund would continue to be subject to market risk with respect to the position, and would continue to be required to maintain a position in securities denominated in the foreign currency or to segregate cash or liquid assets.

The precise matching of forward currency contract amounts and the value of the securities, dividends or interest payments involved generally will not be possible because the value of such securities, dividends or interest payments, measured in the foreign currency, will change after the forward currency contract has been established. Thus, a Fund might need to purchase or sell foreign currencies in the spot (cash) market to the extent such foreign currencies are not covered by forward currency contracts. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

Forward currency contracts may substantially change a Fund's investment exposure to changes in currency exchange rates and could result in losses to the Fund if currencies do not perform as the adviser anticipates. There is no assurance that the adviser's and/or sub-adviser's use of forward currency contracts will be advantageous to a Fund or that it will hedge at an appropriate time.

The Funds may also purchase and sell foreign currency and invest in foreign currency deposits. Currency conversion involves dealer spreads and other costs, although commissions usually are not charged.

COMBINED POSITIONS. A Fund may purchase and write options or futures in combination with each other, or in combination with futures or forward currency contracts, to manage the risk and return characteristics of its overall position. For example, a Fund may purchase a put option and write a call option on the same underlying instrument, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs.

TURNOVER. The Funds' options and futures activities may affect their turnover rates and brokerage commission payments. The exercise of calls or puts written by a Fund, and the sale or purchase of futures contracts, may cause it to sell or purchase related investments, thus increasing its turnover rate. Once a Fund has received an exercise notice on an option it has written, it cannot effect a closing transaction in order to terminate its obligation under the option and must deliver or receive the underlying securities at the exercise price. The exercise of puts purchased by a Fund may also cause the sale of related investments, increasing turnover. Although such exercise is within the Fund's control, holding a protective put might cause it to sell the related investments for reasons that would not exist in the absence of the put. A Fund will pay a brokerage commission each time it buys or sells a put or call or purchases or sells a futures contract. Such commissions may be higher than those that would apply to direct purchases or sales.

SWAPS, CAPS, FLOORS AND COLLARS. The Funds are authorized to enter into swaps, caps, floors and collars. Swaps involve the exchange by one party with another party of their respective commitments to pay or receive cash flows, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of a cap or a floor entitles the purchaser, to the extent that a specified index exceeds in the case of a cap, or falls below in the case of a floor, a predetermined value, to receive payments on a notional principal amount from the party selling such instrument. A collar combines elements of buying a cap and selling a floor.

ILLIQUID SECURITIES (ALL FUNDS, EXCEPT S&P 500 INDEX FUND) -- Securities which do not trade on stock exchanges or in the over the counter market, or have restrictions on when and how they may be sold, are generally considered to be "illiquid." An illiquid security is one that a Fund may have difficulty -- or may even be legally precluded from -- selling at any particular time. The Funds may invest in illiquid securities, including restricted securities and other investments which are not readily marketable. A Fund will not purchase any such security if the purchase would cause the Fund to invest more than 15% of its net assets, measured at the time of purchase, in illiquid securities. Repurchase agreements maturing in more than seven days are considered illiquid for purposes of this restriction.

The principal risk of investing in illiquid securities is that a Fund may be unable to dispose of them at the time desired or at a reasonable price. In addition, in order to resell a restricted security, a Fund might have to bear the expense and incur the delays associated with registering the security with the SEC, and otherwise obtaining listing on a securities exchange or in the over the counter market.

INVESTMENT COMPANY SECURITIES -- To manage their daily cash positions, the Funds may invest in securities issued by other investment companies that invest in short-term debt securities and seek to maintain a net asset value of $1.00 per share ("money market funds"). The Funds also may invest in Standard & Poor's Depository Receipts ("SPDRs") and shares of other investment companies. SPDRs are investment companies whose portfolios mirror the compositions of specific S&P indices, such as the S&P 500 and the S&P 400. SPDRs are traded on the American Stock Exchange. SPDR holders such as a Fund are paid a "Dividend Equivalent Amount" that corresponds to the amount of cash dividends accruing to the securities held by the SPDR Trust, net of certain fees and expenses. The Investment Company Act of 1940, as amended (the "1940 Act") limits investments in securities of other investment companies, such as the SPDR Trust. These limitations include, among others, that, subject to certain exceptions, no more than 10% of a Fund's total assets may be invested in securities of other investment companies and no more than 5% of its total assets may be invested in the securities of any one investment company. As a shareholder of another investment company, a Fund would bear its pro rata portion of the other investment company's expenses, including advisory fees, in addition to the expenses the Fund bears directly in connection with its own operations.

REITS -- Real Estate Investment Trusts are investment trusts that invest primarily in real estate and securities of businesses connected to the real estate industry.

REPURCHASE AGREEMENTS -- A Fund may enter into repurchase agreements, or REPOs, on debt securities that the Fund is allowed to hold in its portfolio. This is a way to invest money for short periods. A REPO is an agreement under which the Fund acquires a debt security and then resells it to the seller at an agreed-upon price and date (normally, the next business day). The repurchase price represents an interest rate effective for the short period the debt security is held by the Fund, and is unrelated to the interest rate on the underlying debt security. A repurchase agreement is often considered as a loan collateralized by securities. The collateral securities acquired by the Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement. The collateral securities are held by the Fund's custodian bank until the repurchase agreement is completed.

The Funds may enter into repurchase agreements with commercial banks, registered broker-dealers or registered government securities dealers that are creditworthy under standards established by the Company's board of directors. The Company's board of directors has established standards that INVESCO and the applicable sub-adviser must use to review the creditworthiness of any bank, broker or dealer that is party to a REPO. REPOs maturing in more than seven days are considered illiquid securities. A Fund will not enter into repurchase agreements maturing in more than seven days if as a result more than 15% of the Fund's net assets would be invested in these repurchase agreements and other illiquid securities.

As noted above, the Funds use REPOs as a means of investing cash for short periods of time. Although REPOs are considered to be highly liquid and comparatively low-risk, the use of REPOs does involve some risks. For example, if the other party to the agreement defaults on its obligation to repurchase the underlying security at a time when the value of the security has declined, the Fund may incur a loss on the sale of the collateral security. If the other party to the agreement becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by the Fund not within the control of the Fund and therefore the realization by the Fund on such collateral may automatically be stayed. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying security and may be deemed an unsecured creditor of the other party to the agreement.

RULE 144A SECURITIES (ALL FUNDS, EXCEPT S&P 500 INDEX FUND) -- Securities that can be resold to institutional investors pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). In recent years, a large institutional market has developed for many Rule 144A Securities. Institutional investors generally cannot sell these securities to the general public but instead will often depend on an efficient institutional market in which Rule 144A Securities can readily be resold to other institutional investors, or on an issuer's ability to honor a demand for repayment. Therefore, the fact that there are contractual or legal restrictions on resale to the general public or certain institutions does not necessarily mean that a Rule 144A Security is illiquid. Institutional markets for Rule 144A Securities may provide both reliable market values for Rule 144A Securities and enable a Fund to sell a Rule 144A investment when appropriate. For this reason, the Company's board of directors has concluded that if a sufficient institutional trading market exists for a given Rule 144A security, it may be considered "liquid," and not subject to a Fund's limitations on investment in restricted securities. The Company's board of directors has given INVESCO the day-to-day authority to determine the liquidity of Rule 144A Securities, according to guidelines approved by the board. The principal risk of investing in Rule 144A Securities is that there may be an insufficient number of qualified institutional buyers interested in purchasing a Rule 144A Security held by a Fund, and the Fund might be unable to dispose of such security promptly or at reasonable prices.

SECURITIES LENDING -- Each Fund may lend its portfolio securities. The advantage of lending portfolio securities is that a Fund continues to have the benefits (and risks) of ownership of the loaned securities, while at the same time receiving interest from the borrower of the securities. The primary risk in lending portfolio securities is that a borrower may fail to return a portfolio security.

SOVEREIGN DEBT -- In certain emerging countries, the central government and its agencies are the largest debtors to local and foreign banks and others. Sovereign debt involves the risk that the government, as a result of political considerations or cash flow difficulties, may fail to make scheduled payments of interest or principal and may require holders to participate in rescheduling of payments or even to make additional loans. If an emerging country government defaults on its sovereign debt, there is likely to be no legal proceeding under which the debt may be ordered repaid, in whole or in part. The ability or willingness of a foreign sovereign debtor to make payments of principal and interest in a timely manner may be influenced by, among other factors, its cash flow, the magnitude of its foreign reserves, the availability of foreign exchanges on the payment date, the debt service burden to the economy as a whole, the debtor's then current relationship with the International Monetary Fund and its then current political constraints. Some of the emerging countries issuing such instruments have experienced high rates of inflation in recent years and have extensive internal debt. Among other effects, high inflation and internal debt service requirements may adversely affect the cost and availability of future domestic sovereign borrowing to finance government programs, and may have other adverse social, political and economic consequences, including effects on the willingness of such countries to service their sovereign debt. An emerging country government's willingness and ability to make timely payments on its sovereign debt also are likely to be heavily affected by the country's balance of trade and its access to trade and other international credits. If a country's exports are concentrated in a few commodities, such country would be more significantly exposed to a decline in the international process of one or more of such commodities. A rise in protectionism on the part of its trading partners, or unwillingness by such partners to make payment for goods in hard currency, could also adversely affect the country's ability to export its products and repay its debts. Sovereign debtors may also be dependent on expected receipts from such agencies and others abroad to reduce principal and interest arrearages on their debt. However, failure by the sovereign debtor or other entity to implement economic reforms negotiated with multilateral agencies or others, to achieve specified levels of economic performance, or to make other debt payments when due, may cause third parties to terminate their commitments to provide funds to the sovereign debtor, which may further impair such debtor's willingness or ability to service its debts.

The Fund may invest in debt securities issued under the "Brady Plan" in connection with restructurings in emerging country debt markets or earlier loans. These securities, often referred to as "Brady Bonds," are, in some cases, denominated in U.S. dollars and collateralized as to principal by U.S. Treasury zero coupon bonds having the same maturity. At least one year's interest payments, on a rolling basis, are collateralized by cash or other investments. Brady Bonds are actively traded on an over-the-counter basis in the secondary market for emerging country debt securities. Brady Bonds are lower-rated bonds and highly volatile.

U.S. GOVERNMENT SECURITIES -- Each Fund may, from time to time, purchase debt securities issued by the U.S. government. These securities include Treasury bills, notes and bonds. Treasury bills have a maturity of one year or less, Treasury notes generally have a maturity of one to ten years, and Treasury bonds generally have maturities of more than ten years.

U.S. government debt securities also include securities issued or guaranteed by agencies or instrumentalities of the U.S. government. Some obligations of U.S. government agencies, which are established under the authority of an act of Congress, such as Government National Mortgage Association ("GNMA") Participation Certificates, are supported by the full faith and credit of the U.S. Treasury. GNMA Certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans. These loans -- issued by lenders such as mortgage bankers, commercial banks and savings and loan associations -- are either insured by the Federal Housing Administration or guaranteed by the Veterans Administration. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through securities dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. government. The market value of GNMA Certificates is not guaranteed. GNMA Certificates are different from bonds because principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity, as is the case with a bond. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the GNMA Certificate.

Other United States government debt securities, such as securities of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the Treasury. Others, such as bonds issued by Fannie Mae, a federally chartered private corporation, are supported only by the credit of the corporation. In the case of securities not backed by the full faith and credit of the United States, a Fund must look principally to the agency issuing or guaranteeing the obligation in the event the agency or instrumentality does not meet its commitments. A Fund will invest in securities of such instrumentalities only when INVESCO and the applicable sub-advisers are satisfied that the credit risk with respect to any such instrumentality is comparatively minimal.

WHEN-ISSUED/DELAYED DELIVERY -- The Funds normally buy and sell securities on an ordinary settlement basis. That means that the buy or sell order is sent, and a Fund actually takes delivery or gives up physical possession of the security on the "settlement date," which is three business days later. However, the Funds also may purchase and sell securities on a when-issued or delayed delivery basis.

When-issued or delayed delivery transactions occur when securities are purchased or sold by a Fund and payment and delivery take place at an agreed-upon time in the future. The Funds may engage in this practice in an effort to secure an advantageous price and yield. However, the yield on a comparable security available when delivery actually takes place may vary from the yield on the security at the time the when-issued or delayed delivery transaction was entered into. When a Fund engages in when-issued and delayed delivery transactions, it relies on the seller or buyer to consummate the sale at the future date. If the seller or buyer fails to act as promised, that failure may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. No payment or delivery is made by a Fund until it receives delivery or payment from the other party to the transaction. However, fluctuation in the value of the security from the time of commitment until delivery could adversely affect a Fund.

INVESTMENT RESTRICTIONS

The Funds operate under certain investment restrictions. For purposes of the following restrictions, all percentage limitations apply immediately after a purchase or initial investment. Any subsequent change in a particular percentage resulting from fluctuations in value does not require elimination of any security from a Fund.

The following restrictions are fundamental and may not be changed without prior approval of a majority of the outstanding voting securities of a Fund, as defined in the 1940 Act. Each Fund may not:

     1. purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or municipal securities) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry;

     2. with respect to 75% of the Fund's total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the

     U.S. government or any of its agencies or instrumentalities, or securities of other investment companies) if, as a result, (i) more than 5% of a Fund's total assets would be invested in the securities of that issuer, or
     (ii) a Fund would hold more than 10% of the outstanding voting securities of that issuer;

     3. underwrite securities of other issuers, except insofar as it may be deemed to be an underwriter under the 1933 Act in connection with the disposition of the Fund's portfolio securities;

     4. borrow money, except that the Fund may borrow money in an amount not exceeding 33 1/3% of its total assets (including the amount borrowed) less liabilities (other than borrowings);

     5.   issue senior securities, except as under the 1940 Act;

     6. lend any security or make any loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements;

     7. purchase or sell physical commodities; however, this policy shall not prevent the Fund from purchasing and selling foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments; or

     8. purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business).

     9. Each Fund may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company managed by INVESCO or an affiliate or a successor thereof, with substantially the same fundamental investment objective, policies and limitations as the Fund.

In addition, each Fund has the following non-fundamental policies, which may be changed without shareholder approval:

     A. The Fund may not sell securities short (unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short) or purchase securities on margin, except that (i) this policy does not prevent the Fund from entering into short positions in foreign currency, futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments, (ii) the Fund may obtain such short-term credits as are necessary for the clearance of transactions, and (iii) the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

     B. The Fund may borrow money only from a bank or from an open-end management investment company managed by INVESCO or an affiliate or a successor thereof for temporary or emergency purposes (not for leveraging or investing) or by engaging in reverse repurchase agreements with any party (reverse repurchase agreements will be treated as borrowings for purposes of fundamental limitation (4)).

     C. The Fund does not currently intend to purchase any security if, as a result, more than 15% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued.

     D. The Fund may invest in securities issued by other investment companies to the extent that such investments are consistent with the Fund's investment objective and policies and permissible under the 1940 Act.

     E. With respect to fundamental limitation (1), domestic and foreign banking will be considered to be different industries.

In addition, with respect to a Fund that may invest in municipal obligations, the following non-fundamental policy applies, which may be changed without shareholder approval:

     Each state (including the District of Columbia and Puerto Rico), territory and possession of the United States, each political subdivision, agency, instrumentality and authority thereof, and each multi-state agency of which a state is a member is a separate "issuer." When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from the government creating the subdivision and the security is backed only by assets and revenues of the subdivision, such subdivision would be deemed to be the sole issuer. Similarly, in the case of an Industrial Development Bond or Private Activity bond, if that bond is backed only by the assets and revenues of the non-governmental user, then that non-governmental user would be deemed to be the sole issuer. However, if the creating government or another entity guarantees a security, then to the extent that the value of all securities issued or guaranteed by that government or entity and owned by a Fund exceeds 10% of the Fund's total assets, the guarantee would be considered a separate security and would be treated as issued by that government or entity.

Following is a chart outlining some of the limitations pursuant to non-fundamental investment policies set by the board of directors. These non-fundamental policies may be changed by the board of directors without shareholder approval:

--------------------------------------------------------------------------------
INVESTMENT            BLUE CHIP GROWTH   DYNAMICS    ENDEAVOR    GROWTH & INCOME
--------------------------------------------------------------------------------
  EQUITY SECURITIES   Unlimited          Unlimited   Unlimited   Unlimited
--------------------------------------------------------------------------------
  LOWER RATED         Not Allowed                                Up to 25%
  CORPORATE DEBT
  SECURITIES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT            BLUE CHIP GROWTH   DYNAMICS    ENDEAVOR    GROWTH & INCOME
--------------------------------------------------------------------------------
  FOREIGN SECURITIES  Up to 25%          Up to 25%   Up to 25%   Up to 25%
  (Percentages
  exclude ADRs and
  securities of
  Canadian issuers.)
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
INVESTMENT            SMALL COMPANY GROWTH   S&P 500 INDEX     VALUE EQUITY
--------------------------------------------------------------------------------
  EQUITY SECURITIES   Normally, at least     Normally, those   Normally, at
                      65% in companies       listed in the     least 65%
                      with market            S&P 500 Index
                      capitalizations of
                      $2 billion or less
--------------------------------------------------------------------------------
  LOWER RATED         Up to 5%
  CORPORATE DEBT
  SECURITIES
--------------------------------------------------------------------------------
  FOREIGN SECURITIES  Up to 25%              Only securities   Up to 25%
  (Percentages                               that are listed
  exclude ADRs and                           in the S&P 500
  securities of                              Index
  Canadian issuers.)
--------------------------------------------------------------------------------


MANAGEMENT OF THE FUNDS

THE INVESTMENT ADVISER

INVESCO, located at 7800 East Union Avenue, Denver, Colorado, is the Company's investment adviser. INVESCO was founded in 1932 and serves as an investment adviser to:

         INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.) INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO
              Flexible Funds, Inc.)
         INVESCO International Funds, Inc.
         INVESCO Money Market Funds, Inc.
         INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios,
              Inc.)
         INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.) INVESCO Treasurer's Series Funds, Inc. (formerly, INVESCO Treasurer's
              Series Trust)
         INVESCO Variable Investment Funds, Inc.

As of December 31, 1999, INVESCO managed 45 mutual funds having combined assets of $31 billion, on behalf of more than 960,478 shareholders.

INVESCO is an indirect wholly owned subsidiary of AMVESCAP PLC, a publicly traded holding company. Through its subsidiaries, AMVESCAP PLC engages in the business of investment management on an international basis. AMVESCAP PLC is one of the largest independent investment management businesses in the world, with approximately $291 billion in assets under management on September 30, 1999.

AMVESCAP PLC's North American subsidiaries include:

     INVESCO Retirement and Benefit Services, Inc. ("IRBS"), Atlanta, Georgia, develops and provides domestic and international defined contribution retirement plan services to plan sponsors, institutional retirement plan sponsors, institutional plan providers and foreign governments.

          INVESCO Retirement Plan Services ("IRPS"), Atlanta, Georgia, a division of IRBS, provides recordkeeping and investment selection services to defined contribution plan sponsors of plans with between $2 million and $200 million in assets. Additionally, IRPS provides investment consulting services to institutions seeking to provide retirement plan products and services.

          Institutional Trust Company, doing business as INVESCO Trust Company ("ITC"), Denver, Colorado, a division of IRBS, provides retirement account custodian and/or trust services for individual retirement accounts ("IRAs") and other retirement plan accounts. This includes services such as recordkeeping, tax reporting and compliance. ITC acts as trustee or custodian to these plans. ITC accepts contributions and provides complete transfer agency functions: correspondence, sub-accounting, telephone communications and processing of distributions.

     INVESCO,  Inc.,  Atlanta,   Georgia,   manages  individualized   investment
     portfolios  of  equity,   fixed-income  and  real  estate  securities  for
     institutional clients, including mutual funds and the collective investment entities. INVESCO, Inc. includes the following Divisions:

          INVESCO Capital Management Division, Atlanta, Georgia, manages institutional investment portfolios, consisting primarily of discretionary employee benefit plans for corporations and state and local governments, and endowment funds.

          INVESCO  Management  &  Research  Division,   Boston,   Massachusetts,
          primarily manages pension and endowment accounts.

          PRIMCO Capital Management Division, Louisville, Kentucky, specializes in managing stable return investments, principally on behalf of
          Section 401(k) retirement plans.

          INVESCO Realty Advisors Division, Dallas, Texas, is responsible for providing advisory services in the U.S. real estate markets for AMVESCAP PLC's clients worldwide. Clients include corporate pension plans and public pension funds as well as endowment and foundation accounts.

          INVESCO (NY) Division, New York, is an investment adviser for separately managed accounts, such as corporate and municipal pension plans, Taft-Hartley Plans, insurance companies, charitable institutions and private individuals. INVESCO NY further serves as investment adviser to several closed-end investment companies, and as sub-adviser with respect to certain commingled employee benefit trusts.

     A I M Advisors, Inc., Houston, Texas, provides investment advisory and administrative services for retail and institutional mutual funds.

     A I M Capital Management, Inc., Houston, Texas, provides investment advisory services to individuals, corporations, pension plans and other private investment advisory accounts and also serves as a sub-adviser to certain retail and institutional mutual funds, one Canadian mutual fund and one portfolio of an open-end registered investment company that is offered to separate accounts of variable insurance companies.

     A I M Distributors, Inc. and Fund Management Company, Houston, Texas, are registered broker-dealers that act as the principal underwriters for retail and institutional mutual funds.

The corporate headquarters of AMVESCAP PLC are located at 11 Devonshire Square, London, EC2M4YR, England.

THE INVESTMENT ADVISORY AGREEMENT

INVESCO serves as investment adviser to the Funds under an investment advisory agreement dated February 28, 1997 (the "Agreement") with the Company.

The Agreement requires that INVESCO manage the investment portfolio of each Fund in a way that conforms with the Fund's investment policies. INVESCO may directly manage a Fund itself, or may hire a sub-adviser, which may be an affiliate of INVESCO, to do so. Specifically, INVESCO is responsible for:

     o managing the investment and reinvestment of all the assets of the Funds, and executing all purchases and sales of portfolio securities;

     o maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, and in any prospectus and/or statement of additional information of the Funds, as from time to time amended and in use under the 1933 Act, and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended;

     o determining what securities are to be purchased or sold for the Funds, unless otherwise directed by the directors of the Company, and executing transactions accordingly;

     o providing the Funds the benefit of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of a long-range investment policy now or hereafter generally available to the investment advisory customers of the adviser or any sub-adviser;

     o determining what portion of each Fund's assets should be invested in the various types of securities authorized for purchase by the Fund; and

     o making recommendations as to the manner in which voting rights, rights to consent to Fund action and any other rights pertaining to a Fund's portfolio securities shall be exercised.

INVESCO also performs all of the following services for the Funds:

     o administrative;

     o internal accounting (including computation of net asset value);

     o clerical and statistical;

     o secretarial;

     o all other services necessary or incidental to the administration of the affairs of the Funds;

     o supplying the Company with officers, clerical staff and other employees;

     o furnishing office space, facilities, equipment, and supplies; providing personnel and facilities required to respond to inquiries related to shareholder accounts;

     o conducting periodic compliance reviews of the Funds' operations; preparation and review of required documents, reports and filings by INVESCO's in-house legal and accounting staff or in conjunction with independent attorneys and accountants (including prospectuses, statements of additional information, proxy statements, shareholder reports, tax returns, reports to the SEC, and other corporate documents of the Funds);

     o supplying basic telephone service and other utilities; and

     o preparing and maintaining certain of the books and records required to be prepared and maintained by the Funds under the 1940 Act.

Expenses not assumed by INVESCO are borne by the Funds. As full compensation for its advisory services to the Company, INVESCO receives a monthly fee from each Fund. The fee is calculated at the annual rate of:

BLUE CHIP GROWTH AND DYNAMICS FUNDS

     o 0.60% on the first $350 million of each Fund's average net assets;

     o 0.55% on the next $350 million of each Fund's average net assets;

     o 0.50% of each Fund's average net assets from $700 million;

     o 0.45% of each Fund's average net assets from $2 billion;

     o 0.40% of each Fund's average net assets from $4 billion;

     o 0.375% of each Fund's average net assets from $6 billion; and

     o 0.35% of each Fund's average net assets from $8 billion.

ENDEAVOR AND GROWTH & INCOME FUNDS

     o 0.75% on the first $500 million of each Fund's average net assets;

     o 0.65% on the next $500 million of each Fund's average net assets;

     o 0.55% of each Fund's average net assets from $1 billion;

     o 0.45% of each Fund's average net assets from $2 billion;

     o 0.40% of each Fund's average net assets from $4 billion;

     o 0.375% of each Fund's average net assets from $6 billion; and

     o 0.35% of each Fund's average net assets from $8 billion.

SMALL COMPANY GROWTH FUND

     o 0.75% on the first $350 million of the Fund's average net assets;

     o 0.65% on the next $350 million of the Fund's average net assets;

     o 0.55% of the Fund's average net assets from $700 million;

     o 0.45% of the Fund's average net assets from $2 billion;

     o 0.40% of the Fund's average net assets from $4 billion;

     o 0.375% of the Fund's average net assets from $6 billion; and

     o 0.35% of the Fund's average net assets from $8 billion.

S&P 500 INDEX FUND

     o 0.25% of the Fund's average net assets.

VALUE EQUITY FUND

     o 0.75% on the first $500 million of the Fund's average net assets;

     o 0.65% on the next $500 million of the Fund's average net assets;

     o 0.50% of the Fund's average net assets from $1 billion;

     o 0.45% of the Fund's average net assets from $2 billion;

     o 0.40% of the Fund's average net assets from $4 billion;

     o 0.375% of the Fund's average net assets from $6 billion; and

     o 0.35% of the Fund's average net assets from $8 billion.

During the periods outlined in the table below, the Funds paid INVESCO advisory fees in the dollar amounts shown below. Since the Funds' Class C shares are not offered until February 15, 2000, no advisory fees were paid with respect to Class C shares for the periods shown below. If applicable, the advisory fees were offset by credits in the amounts shown below, so that the Funds' fees were not in excess of the expense limitations shown below, which have been voluntarily agreed to by the Company and INVESCO.

                            Advisory        Total Expense         Total Expense
                            Fee Dollars     Reimbursements        Limitations
                            -----------     --------------        -----------
Blue Chip Growth Fund - Investor Class
July 31, 1999(a)            $5,712,698      $0                    N/A
August 31, 1998             $4,561,574      $0                    N/A
August 31, 1997             $3,922,981      $0                    N/A
August 31, 1996             $3,196,929      $0                    N/A

Dynamics Fund - Investor Class
July 31, 1999(b)            $2,927,803      $0                    1.20%(c)
April 30, 1999              $7,750,919      $0                    1.21%
April 30, 1998              $5,874,212      $0                    1.21%
April 30, 1997              $4,550,303      $0                    1.21%

Endeavor Fund - Investor Class
July 31, 1999(b)            $   173,488     $0                    1.50%
April 30, 1999              $   206,836     $0                    1.50%

Growth & Income Fund - Investor Class
July 31, 1999(b)            $   107,949     $33,201               1.50%
April 30, 1999              $   209,172     $53,659               1.50%

Small Company Growth Fund - Investor Class
July 31, 1999(d)            $   512,934     $  84,361             1.50%
May 31, 1999                $ 1,973,393     $ 201,069             1.50%
May 31, 1998                $ 2,334,680     $       0             1.50%
May 31, 1997                $ 2,029,312     $  59,729             1.50%

S&P 500 Index Fund - Institutional Class
July 31, 1999(e)            $     9,042     $  29,912             0.35%(f)
July 31, 1998               $     3,729     $  31,239             0.30%

S&P 500 Index Fund - Investor Class
July 31, 1999(e)            $   99,317      $ 155,166             0.60%(g)
July 31, 1998               $   10,030      $  44,823             0.55%

Value Equity Fund - Investor Class
July 31, 1999(a)            $2,756,316      $ 397,754             1.30%(h)
August 31, 1998             $3,080,351      $ 164,235             1.25%
August 31, 1997             $2,250,039      $       0             N/A
August 31, 1996             $1,382,049      $       0             N/A


(a) For the period September 1, 1998 through July 31, 1999
(b) For the period May 1, 1999 through July 31, 1999
(c) Effective May 13, 1999, the Total Expense Limitation was changed to 1.20%
(d) For the period June 1, 1999 through July 31, 1999
(e) For the period August 1, 1998 through July 31, 1999
(f) Effective May 13, 1999, the Total Expense Limitation was changed to 0.35%
(g) Effective May 13, 1999, the Total Expense Limitation was changed to 0.60%
(h) Effective May 13, 1999, the Total Expense Limitation was changed to 1.30%

THE SUB-ADVISORY AGREEMENT

With respect to the S&P 500 Index Fund, World Asset Management ("World") serves as sub-adviser to the Fund pursuant to a sub-advisory agreement dated July 15, 1999 with INVESCO.

With respect to the Value Equity Fund, INVESCO Capital Management, a division of INVESCO, Inc. ("ICM"), serves as sub-adviser to the Fund pursuant to a sub-advisory agreement dated February 28, 1997 with INVESCO.

The Sub-Agreements provide that World and ICM, as applicable, subject to the supervision of INVESCO, shall manage the investment portfolio of the respective Funds in conformity with each such Fund's investment policies. These management services include: (a) managing the investment and reinvestment of all the assets, now or hereafter acquired, of each Fund, and executing all purchases and sales of portfolio securities; (b) maintaining a continuous investment program for the Funds, consistent with (i) each Fund's investment policies as set forth in the Company's Articles of Incorporation, Bylaws and Registration Statement, as from time to time amended, under the 1940 Act, as amended, and in any prospectus and/or statement of additional information of the Company, as from time to time amended and in use under the 1933 Act and (ii) the Company's status as a regulated investment company under the Internal Revenue Code of 1986, as amended; (c) determining what securities are to be purchased or sold for each Fund, unless otherwise directed by the directors of the Company or INVESCO, and executing transactions accordingly; (d) providing the Funds the benefit of all of the investment analysis and research, the reviews of current economic conditions and trends, and the consideration of long-range investment policy now or hereafter generally available to investment advisory customers of World or ICM; (e) determining what portion of each applicable Fund's assets should be invested in the various types of securities authorized for purchase by such Fund; and (f) making recommendations as to the manner in which voting rights, rights to consent to Company action and any other rights pertaining to the portfolio securities of each applicable Fund shall be exercised.

The Sub-Agreements provide that, as compensation for their services, World and ICM shall receive from INVESCO, at the end of each month, a fee based upon the average daily value of the applicable Fund's net assets. The sub-advisory fees are paid by INVESCO, NOT the Funds. The fees are calculated at the following annual rates:

S&P 500 INDEX FUND

     o 0.07% on the first $10 million of the Fund's average net assets;

     o 0.05% on the next $40 million of the Fund's average net assets; and

     o 0.03% of the Fund's average net assets from $50 million.

 VALUE EQUITY FUND

     o 0.30% on the first $500 million of the Fund's average net assets;

     o 0.26% on the next $500 million of the Fund's average net assets;

     o 0.20% of the Fund's average net assets from $1 billion;

     o 0.18% of the Fund's average net assets from $2 billion;

     o 0.16% of the Fund's average net assets from $4 billion;

     o 0.15% of the Fund's average net assets from $6 billion; and

     o 0.14% of the Fund's average net assets from $8 billion.

ADMINISTRATIVE SERVICES AGREEMENT

INVESCO, either directly or through affiliated companies, provides certain administrative, sub-accounting, and recordkeeping services to the Funds pursuant to an Administrative Services Agreement dated February 28, 1997 with the Company.

The Administrative Services Agreement requires INVESCO to provide the following services to the Funds:

     o such sub-accounting and recordkeeping services and functions as are reasonably necessary for the operation of the Funds; and

     o such sub-accounting, recordkeeping, and administrative services and functions, which may be provided by affiliates of INVESCO, as are reasonably necessary for the operation of Fund shareholder accounts maintained by certain retirement plans and employee benefit plans for the benefit of participants in such plans.

As full compensation for services provided under the Administrative Services Agreement, each Fund pays a monthly fee to INVESCO consisting of a base fee of $10,000 per year, plus an additional incremental fee computed daily and paid monthly at an annual rate of 0.015% per year of the average net assets of each Fund prior to May 13, 1999, and 0.045% per year of the average net assets of each Fund effective May 13, 1999.

TRANSFER AGENCY AGREEMENT

INVESCO also performs transfer agent, dividend disbursing agent and registrar services for the Funds pursuant to a Transfer Agency Agreement dated February 28, 1997 with the Company.

The Transfer Agency Agreement provides that each Fund pays INVESCO an annual fee of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account. This fee is paid monthly at the rate of 1/12 of the annual fee and is based upon the actual number of shareholder accounts and omnibus account participants in each Fund at any time during each month.

FEES PAID TO INVESCO

For the periods outlined in the table below for each Fund, the Funds' Investor Class shares paid the following fees to INVESCO (in some instances, prior to the absorption of certain Fund expenses by INVESCO). Since the Funds' Class C shares are not offered until February 15, 2000, no fees were paid with respect to Class C shares for the periods shown below.

Blue Chip Growth Fund - Investor Class

                               JULY 31,                  AUGUST 31
TYPE OF FEE                    1999(a)      1998         1997         1996
-----------                    -------      ----         ----         ----
Advisory                       $5,712,698   $4,561,574   $3,922,981   $3,196,929
Administrative Services           248,879      131,098      112,386       92,412
Transfer Agency                 1,500,795    1,160,513    1,066,438      751,390

Dynamics Fund - Investor Class

                               JULY 31,                  APRIL 30
TYPE OF FEE                    1999(b)      1999         1998         1997
-----------                    -------      ----         ----         ----
Advisory                       $2,927,803   $7,750,919   $5,874,212   $4,550,303
Administrative Services           236,694      226,800      170,476      130,696
Transfer Agency                   993,382    2,693,081    2,156,766    1,964,970


Endeavor Fund - Investor Class

                               JULY 31,     APRIL 30
TYPE OF FEE                    1999(b)      1999(c)
-----------                    -------      -------
Advisory                          173,488   $  206,836
Administrative Services            12,209        9,217
Transfer Agency                    57,863       52,532


Growth & Income Fund - Investor Class

                               JULY 31,     APRIL 30
TYPE OF FEE                    1999(b)      1999(d)
-----------                    -------      -------
Advisory                          107,949   $  209,172
Administrative Services             8,442       12,517
Transfer Agency                    47,918       70,040


Small Company Growth Fund - Investor Class

                               JULY 31,           MAY 31
TYPE OF FEE                    1999(e)      1998         1998         1997
-----------                    -------      ----         ----         ----
Advisory                       $ 512,934    $1,973,393   $2,334,680   $2,029,312
Administrative Services           33,164        54,324       56,738       50,600
Transfer Agency                  327,104     1,116,282    1,090,224    1,043,895


S&P 500 Index Fund - Institutional Class

                                    JULY 31,
TYPE OF FEE                    1999         1998
-----------                    ----         ----
Advisory                       $   9,042    $    3,729
Administrative Services            1,793         2,624
Transfer Agency                    2,447           266


S&P 500 Index Fund - Investor Class

                                      JULY 31,
TYPE OF FEE                    1999         1998
-----------                    ----         ----
Advisory                       $  99,317    $   10,030
Administrative Services           19,051         4,250
Transfer Agency                   76,345         7,631

Value Equity Fund - Investor Class

                               JULY 31,         AUGUST 31
TYPE OF FEE                    1999(a)      1998         1997         1996
-----------                    -------      ----         ----         ----
Advisory                      $2,756,316    $3,080,351   $2,250,039   $1,382,049
Administrative Services           89,785        71,607       55,001       37,641
Transfer Agency                1,011,717       918,694      610,115      282,255

(a) From September 1, 1998 to July 31, 1999
(b) From May 1, 1999 to July 31, 1999
(c) From October 28, 1998 (commencement of operations) to April 30, 1999
(d) From July 1, 1998 (commencement of operations) to April 30, 1999 (e) From June 1, 1999 to July 31, 1999

DIRECTORS AND OFFICERS OF THE COMPANY

The overall direction and supervision of the Company come from the board of directors. The board of directors is responsible for making sure that the Funds' general investment policies and programs are carried out and that the Funds are properly administered.

The board of directors has an audit committee comprised of four of the directors who are not affiliated with INVESCO (the "Independent Directors"). The committee meets quarterly with the Company's independent accountants and officers to review accounting principles used by the Company, the adequacy of internal controls, the responsibilities and fees of the independent accountants, and other matters.

The Company has a management liaison committee which meets quarterly with various management personnel of INVESCO in order to facilitate better understanding of management and operations of the Company, and to review legal and operational matters which have been assigned to the committee by the board of directors, in furtherance of the board of directors' overall duty of supervision.

The Company has a brokerage committee. The committee meets periodically to review soft dollar and other brokerage transactions by the Funds, and to review policies and procedures of INVESCO with respect to brokerage transactions. It reports on these matters to the Company's board of directors.

The Company has a derivatives committee. The committee meets periodically to review derivatives investments made by the Funds. It monitors derivative usage by the Funds and the procedures utilized by INVESCO to ensure that the use of such instruments follows the policies on such instruments adopted by the Company's board of directors. It reports on these matters to the Company's board of directors.

The officers of the Company, all of whom are officers and employees of INVESCO, are responsible for the day-to-day administration of the Company and the Funds. The officers of the Company receive no direct compensation from the Company or the Funds for their services as officers. INVESCO has the primary responsibility for making investment decisions on behalf of the Funds. These investment decisions are reviewed by the investment committee of INVESCO.

All of the officers and directors of the Company hold comparable positions with the following funds, which, with the Company, are collectively referred to as the "INVESCO Funds":

         INVESCO Bond Funds, Inc. (formerly, INVESCO Income Funds, Inc.) INVESCO Combination Stock & Bond Funds, Inc. (formerly, INVESCO
              Flexible Funds, Inc.)
         INVESCO International Funds, Inc.
         INVESCO Money Market Funds, Inc.
         INVESCO Sector Funds, Inc. (formerly, INVESCO Strategic Portfolios,
              Inc.)
         INVESCO Stock Funds, Inc. (formerly, INVESCO Equity Funds, Inc.) INVESCO Treasurer's Series Funds, Inc. (formerly, INVESCO Treasurer's
              Series Trust)
         INVESCO Variable Investment Funds, Inc.

The table below provides information about each of the Company's directors and officers. Their affiliations represent their principal occupations.



                               POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE         COMPANY                   DURING PAST FIVE YEARS

Charles W. Brady *+            Director and Chairman     Chairman of the Board
1315 Peachtree St., N.E.       of the Board              of INVESCO Global
Atlanta, Georgia                                         Health Sciences Fund;
Age:  64                                                 Chief Executive
                                                         Officer and Director
                                                         of AMVESCAP PLC,
                                                         London, England and
                                                         various subsidiaries
                                                         of AMVESCAP PLC.

Fred A. Deering +#             Director and Vice         Trustee of INVESCO
Security Life Center           Chairman of the Board     Global Health Sciences
1290 Broadway                                            Fund; formerly,
Denver, Colorado                                         Chairman of the
Age:  72                                                 Executive Committee
                                                         and Chairman of the
                                                         Board of Security Life
                                                         of Denver Insurance
                                                         Company; Director of
                                                         ING American Holdings
                                                         Company and First ING
                                                         Life Insurance
                                                         Company of New York.

                               POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE         COMPANY                   DURING PAST FIVE YEARS


Mark H. Williamson *+          President, Chief          President, Chief
7800 E. Union Avenue           Executive Officer         Executive Officer and
Denver, Colorado               and Director              Director of INVESCO
Age:  48                                                 Funds Group, Inc.;
                                                         President, Chief
                                                         Executive Officer and
                                                         Director of INVESCO
                                                         Distributors, Inc.;
                                                         President, Chief
                                                         Operating Officer and
                                                         Trustee of INVESCO
                                                         Global Health Sciences
                                                         Fund; formerly,
                                                         Chairman and Chief
                                                         Executive Officer of
                                                         Nations Banc Advisors,
                                                         Inc.; formerly,
                                                         Chairman of
                                                         NationsBanc
                                                         Investments, Inc.

Victor L. Andrews, Ph.D. **!   Director                  Professor Emeritus,
34 Seawatch Drive                                        Chairman Emeritus and
Savannah, Georgia                                        Chairman of the CFO
Age:  69                                                 Roundtable of the
                                                         Department of Finance
                                                         of Georgia State
                                                         University; President,
                                                         Andrews Financial
                                                         Associates, Inc.
                                                         (consulting firm);
                                                         formerly, member of the
                                                         faculties of the
                                                         Harvard Business School
                                                         and the Sloan School of
                                                         Management of MIT;
                                                         Director of The
                                                         Sheffield Funds, Inc.

                               POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE         COMPANY                   DURING PAST FIVE YEARS

Bob R. Baker +**@              Director                  Consultant(since 2000)
AMC Cancer Research Center                               and President and
1600 Pierce Street                                       Chief Executive
Denver, Colorado                                         Officer (1988 to 2000)
Age:  63                                                 of AMC Cancer Research
                                                         Center, Denver,
                                                         Colorado; until
                                                         mid-December 1988, Vice
                                                         Chairman of the Board
                                                         of First Columbia
                                                         Financial Corporation,
                                                         Englewood, Colorado;
                                                         formerly, Chairman of
                                                         the Board and Chief
                                                         Executive Officer of
                                                         First Columbia
                                                         Financial Corporation.

Lawrence H. Budner # @         Director                  Trust Consultant; prior
7608 Glen Albens Circle                                  to June 30, 1987,
Dallas, Texas                                            Senior Vice President
Age:  69                                                 and Senior Trust
                                                         Officer of InterFirst
                                                         Bank, Dallas, Texas.

James T. Bunch**@              Director                  Principal and Founder
3600 Republic Plaza                                      of Green Manning &
320 Seventeenth Street                                   Bunch Ltd., Denver,
Denver, Colorado                                         Colorado, since
Age:  57                                                 August 1988;
                                                         Director and Secretary
                                                         of Green Manning
                                                         Bunch Securities, Inc.,
                                                         Denver, Colorado since
                                                         September 1993;
                                                         Vice President and
                                                         Director of
                                                         Western Golf
                                                         Association and Evans
                                                         Scholars Foundation;
                                                         formerly, General
                                                         Counsel and Director of
                                                         Boettcher & Co.,
                                                         Denver, Colorado;
                                                         formerly, Chairman and
                                                         Managing Partner of
                                                         Davis Graham & Stubbs,
                                                         Denver, Colorado.

                               POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE         COMPANY                   DURING PAST FIVE YEARS

Wendy L. Gramm, Ph.D.**!       Director                  Self-employed (since
4201 Yuma Street, N.W.                                   1993); Professor of
Washington, DC                                           Economics and Public
Age: 55                                                  Administration,
                                                         University of Texas at
                                                         Arlington; formerly,
                                                         Chairman, Commodity
                                                         Futures Trading
                                                         Commission;
                                                         Administrator for
                                                         Information and
                                                         Regulatory Affairs at
                                                         the Office of
                                                         Management and Budget;
                                                         Executive Director of
                                                         the Presidential Task
                                                         Force on Regulatory
                                                         Relief; and Director of
                                                         the Federal Trade
                                                         Commission's Bureau of
                                                         Economics; also,
                                                         Director of Chicago
                                                         Mercantile Exchange,
                                                         Enron Corporation, IBP,
                                                         Inc., State Farm
                                                         Insurance Company,
                                                         Independent Women's
                                                         Forum, International
                                                         Republic Institute, and
                                                         the Republican Women's
                                                         Federal Forum. Also,
                                                         Member of Board of
                                                         Visitors, College of
                                                         Business
                                                         Administration,
                                                         University of Iowa, and
                                                         Member of Board of
                                                         Visitors, Center for
                                                         Study of Public Choice,
                                                         George Mason
                                                         University.

                               POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE         COMPANY                   DURING PAST FIVE YEARS

Gerald J. Lewis#!              Director                  Chairman of Lawsuit
701 "B" Street                                           Resolution Services,
Suite 2100                                               San Diego, California
San Diego, California                                    since 1987;
Age:  65                                                 Director of General
                                                         Chemical Group, Inc.,
                                                         Hampdon, New
                                                         Hampshire, since 1996;
                                                         formerly, Associate
                                                         Justice of the
                                                         California Court of
                                                         Appeals; formerly,
                                                         Director of
                                                         Wheelabrator
                                                         Technologies, Inc.,
                                                         Fisher Scientific,
                                                         Inc., Henley
                                                         Manufacturing, Inc.,
                                                         and California Coastal
                                                         Properties, Inc.;
                                                         formerly, Of Counsel
                                                         Latham & Watkins, San
                                                         Diego, California
                                                         (1987 to 1997).


John W. McIntyre + #@          Director                  Retired. Formerly, Vice
7 Piedmont Center Suite 100                              Chairman of the Board
Atlanta, Georgia                                         of Directors of the
Age: 69                                                  Citizens and Southern
                                                         Corporation and
                                                         Chairman of the Board
                                                         and Chief Executive
                                                         Officer of the Citizens
                                                         and Southern Georgia
                                                         Corp. and the Citizens
                                                         and Southern National
                                                         Bank; Trustee of
                                                         INVESCO Global Health
                                                         Sciences Fund, Gables
                                                         Residential Trust,
                                                         Employee's Retirement
                                                         System of GA, Emory
                                                         University and J.M.
                                                         Tull Charitable
                                                         Foundation; Director of
                                                         Kaiser Foundation
                                                         Health Plans of
                                                         Georgia, Inc.

                               POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE         COMPANY                   DURING PAST FIVE YEARS


Larry Soll, Ph.D.!**           Director                  Retired.  Formerly,
345 Poorman Road                                         Chairman of the Board
Boulder, Colorado                                        (1987 to 1994), Chief
Age:  57                                                 Executive Officer (1982
                                                         to 1989 and 1993 to
                                                         1994) and President
                                                         (1982 to 1989) of
                                                         Synergen Inc.; Director
                                                         of Synergen since
                                                         incorporation in 1982;
                                                         Director of Isis
                                                         Pharmaceuticals, Inc.;
                                                         Trustee of INVESCO
                                                         Global Health Sciences
                                                         Fund.

Glen A. Payne                  Secretary                 Senior Vice President,
7800 E. Union Avenue                                     General Counsel and
Denver, Colorado                                         Secretary of INVESCO
Age:  52                                                 Funds Group, Inc.;
                                                         Senior Vice President,
                                                         Secretary and General
                                                         Counsel of INVESCO
                                                         Distributors, Inc.;
                                                         Secretary of INVESCO
                                                         Global Health Sciences
                                                         Fund; formerly, General
                                                         Counsel of INVESCO
                                                         Trust Company (1989
                                                         to1998); formerly,
                                                         employee of a U.S.
                                                         regulatory agency,
                                                         Washington, D.C. (1973
                                                         to 1989).

                               POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE         COMPANY                   DURING PAST FIVE YEARS
----------------------         ---------------------     ----------------------
Ronald L. Grooms               Chief Accounting          Senior Vice President,
7800 E. Union Avenue           Officer, Chief            Treasurer and Director
Denver, Colorado               Financial Officer and     of INVESCO Funds Group,
Age:  53                       Treasurer                 Inc.; Senior Vice
                                                         President, Treasurer
                                                         and Director of INVESCO
                                                         Distributors, Inc.;
                                                         Treasurer and Principal
                                                         Financial and
                                                         Accounting Officer of
                                                         INVESCO Global Health
                                                         Sciences Fund;
                                                         formerly, Senior Vice
                                                         President and Treasurer
                                                         of INVESCO Trust
                                                         Company (1988 to 1998).

William J. Galvin, Jr.         Assistant Secretary       Senior Vice President
7800 E. Union Avenue                                     and Assistant Secretary
Denver, Colorado                                         of INVESCO Funds Group,
Age: 43                                                  Inc.; Senior Vice
                                                         President and Assistant
                                                         Secretary of INVESCO
                                                         Distributors, Inc.;
                                                         formerly, Trust Officer
                                                         of INVESCO Trust
                                                         Company (1995 to 1998).

Pamela J. Piro                 Assistant Treasurer       Vice President and
7800 E. Union Avenue                                     Assistant Treasurer of
Denver, Colorado                                         INVESCO Funds Group,
Age:  39                                                 Inc.; Assistant
                                                         Treasurer of INVESCO
                                                         Distributors, Inc.;
                                                         formerly, Assistant
                                                         Vice President (1996 to
                                                         1997), Director -
                                                         Portfolio Accounting
                                                         (1994 to 1996),
                                                         Portfolio Accounting
                                                         Manager (1993 to 1994)
                                                         and Assistant
                                                         Accounting Manager
                                                         (1990 to 1993).

                               POSITION(S) HELD WITH     PRINCIPAL OCCUPATION(S)
NAME, ADDRESS, AND AGE         COMPANY                   DURING PAST FIVE YEARS

Alan I. Watson                 Assistant Secretary       Vice President of
7800 E. Union Avenue                                     INVESCO Funds Group,
Denver, Colorado                                         Inc.; formerly, Trust
Age:  58                                                 Officer of INVESCO
                                                         Trust Company.

Judy P. Wiese                  Assistant Secretary       Vice President and
7800 E. Union Avenue                                     Assistant Secretary of
Denver, Colorado                                         INVESCO Funds Group,
Age:  51                                                 Inc.; Assistant
                                                         Secretary of INVESCO
                                                         Distributors, Inc.;
                                                         formerly, Trust
                                                         Officer of INVESCO
                                                         Trust Company.

#  Member of the audit committee of the Company.

+ Member of the executive committee of the Company. On occasion, the executive committee acts upon the current and ordinary business of the Company between meetings of the board of directors. Except for certain powers which, under applicable law, may only be exercised by the full board of directors, the executive committee may exercise all powers and authority of the board of directors in the management of the business of the Company. All decisions are subsequently submitted for ratification by the board of directors.

* These directors are "interested persons" of the Company as defined in the 1940 Act.

** Member of the management liaison committee of the Company.

@  Member of the brokerage committee of the Company.

!  Member of the derivatives committee of the Company.

The following table shows the compensation paid by the Company to its Independent Directors for services rendered in their capacities as directors of the Company; the benefits accrued as Company expenses with respect to the Defined Benefit Deferred Compensation Plan discussed below; and the estimated annual benefits to be received by these directors upon retirement as a result of their service to the Company, all for the period ended July 31, 1999.

In addition, the table sets forth the total compensation paid by all of the INVESCO Funds and INVESCO Global Health Sciences Fund (collectively, the "INVESCO Complex") to these directors or trustees for services rendered in their capacities as directors or trustees during the year ended December 31, 1999. As of December 31, 1999, there were 46 funds in the INVESCO Complex.

-----------------------------------------------------------------------------------------
                                         BENEFITS        ESTIMATED        TOTAL
                        AGGREGATE        ACCRUED         ANNUAL           COMPENSATION
                        COMPENSATION     AS PART OF      BENEFITS         FROM INVESCO
NAME OF PERSON          FROM             COMPANY         UPON             COMPLEX PAID
AND POSITION            COMPANY(1)       EXPENSES(2)     RETIREMENT(3)    TO DIRECTORS(7)
-----------------------------------------------------------------------------------------
Fred A. Deering,        $6,164           $8,033          $5,425           $107,050
Vice Chairman of
the Board
-----------------------------------------------------------------------------------------
Victor L. Andrews        5,589            7,684           5,981             84,700
-----------------------------------------------------------------------------------------
Bob R. Baker             5,672            6,862           8,016             82,850
-----------------------------------------------------------------------------------------
Lawrence H. Budner       5,561            7,684           5,981             82,850
-----------------------------------------------------------------------------------------
James T. Bunch(4)            0                0               0                  0
-----------------------------------------------------------------------------------------
Daniel D. Chabris(5)     2,366            7,852           4,921             34,000
-----------------------------------------------------------------------------------------
Wendy L. Gramm           5,449                0               0             81,350
-----------------------------------------------------------------------------------------
Kenneth T. King(5)       6,014            8,199           4,921             85,850
-----------------------------------------------------------------------------------------
Gerald J. Lewis(4)           0                0               0                  0
-----------------------------------------------------------------------------------------
John W. McIntyre         6,135                0               0            108,700
-----------------------------------------------------------------------------------------
Larry Soll               5,449                0               0            100,900
-----------------------------------------------------------------------------------------
Total                   48,399           46,314          35,245            768,250
-----------------------------------------------------------------------------------------
% of Net Assets        0.0010%(6)       0.0010%(6)                         0.0024%(7)
-----------------------------------------------------------------------------------------

(1) The vice chairman of the board, the chairmen of the Funds' committees who are Independent Directors, and the members of the Funds' committees who are Independent Directors each receive compensation for serving in such capacities in addition to the compensation paid to all Independent Directors.

(2) Represents estimated benefits accrued with respect to the Defined Benefit Deferred Compensation Plan discussed below, and not compensation deferred at the election of the directors.

(3) These amounts represent the Company's share of the estimated annual benefits payable by the INVESCO Funds upon the directors' retirement, calculated using the current method of allocating director compensation among the INVESCO Funds. These estimated benefits assume retirement at age 72 and that the basic retainer payable to the directors will be adjusted periodically for inflation, for increases in the number of funds in the INVESCO Funds, and for other reasons during the period in which retirement benefits are accrued on behalf of the respective directors. This results in lower estimated benefits for directors who are closer to retirement and higher estimated benefits for directors who are further from retirement. With the exception of Drs. Soll and Gramm and Messrs. Bunch and Lewis, each of these directors has served as a director of one or more of the funds in the INVESCO Funds for the minimum five-year period required to be eligible to participate in the Defined Benefit Deferred Compensation Plan. Although Mr. McIntyre became eligible to participate in the Defined Benefit Deferred Compensation Plan as of November 1, 1998, he was not included in the calculation of retirement benefits until November 1, 1999.

(4) Messrs. Bunch and Lewis became directors of the Company on January 1, 2000.

(5) Mr. Chabris retired as a director of the Company on September 30, 1998. Mr. King retired as a director of the Company on December 31, 1999.

(6) Total as a percentage of the Company's net assets as of July 31, 1999.

(7) Total as a percentage of the net assets of the INVESCO Complex as of December 31, 1999.

Messrs. Brady and Williamson, as "interested persons" of the Company and the other INVESCO Funds, receive compensation as officers or employees of INVESCO or its affiliated companies, and do not receive any director's fees or other compensation from the Company or the other funds in the INVESCO Funds for their service as directors.

The boards of directors of the mutual funds in the INVESCO Funds have adopted a Defined Benefit Deferred Compensation Plan (the "Plan") for the Independent Directors of the funds. Under this Plan, each director who is not an interested person of the funds (as defined in Section 2(a)(19) of the 1940 Act) and who has served for at least five years (a "Qualified Director") is entitled to receive, if the Qualified Director retires upon reaching age 72 (or the retirement age of 73 or 74, if the retirement date is extended by the boards for one or two years, but less than three years), continuation of payment for one year (the "First Year Retirement Benefit") of the annual basic retainer and annualized board meeting fees payable by the funds to the Qualified Director at the time of his/her retirement (the "Basic Benefit"). Commencing with any such director's second year of retirement, commencing with the first year of retirement of any Qualified Director whose retirement has been extended by the boards for three years, and commencing with attainment of age 72 by a Qualified Director who voluntarily retires prior to reaching age 72, a Qualified Director shall receive quarterly payments at an annual rate equal to 50% of the Basic Benefit. These payments will continue for the remainder of the Qualified Director's life or ten years, whichever is longer (the "Reduced Benefit Payments"). If a Qualified Director dies or becomes disabled after age 72 and before age 74 while still a director of the funds, the First Year Retirement Benefit and Reduced Benefit Payments will be made to him/her or to his/her beneficiary or estate. If a Qualified Director becomes disabled or dies either prior to age 72 or during his/her 74th year while still a director of the funds, the director will not be entitled to receive the First Year Retirement Benefit; however, the Reduced Benefit Payments will be made to him/her or to his/her beneficiary or estate. The Plan is administered by a committee of three directors who are also participants in the Plan and one director who is not a Plan participant. The cost of the Plan will be allocated among the INVESCO Funds in a manner determined to be fair and equitable by the committee. The Company began making payments under the Plan to Mr. Chabris as of October 1, 1998 and to Mr. King as of January 1, 2000. The Company has no stock options or other pension or retirement plans for management or other personnel and pays no salary or compensation to any of its officers. A similar plan has been adopted by INVESCO Global Health Sciences Fund's board of trustees. All trustees of INVESCO Global Health Sciences Fund are also directors of the INVESCO Funds.

The Independent Directors have contributed to a deferred compensation plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of certain of the INVESCO Funds. Certain of the deferred amounts have been invested in the shares of all INVESCO Funds, except Funds offered by INVESCO Variable Investment Funds, Inc., in which the directors are legally precluded from investing. Each Independent Director may, therefore, be deemed to have an indirect interest in shares of each such INVESCO Fund, in addition to any INVESCO Fund shares the Independent Director may own either directly or beneficially.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of December 31, 1999, the following persons owned more than 5% of the outstanding shares of the Funds indicated below. This level of share ownership is considered to be a "principal shareholder" relationship with a Fund under the 1940 Act. Shares that are owned "of record" are held in the name of the person indicated. Shares that are owned "beneficially" are held in another name, but the owner has the full economic benefit of ownership of those shares:

Blue Chip Growth Fund

--------------------------------------------------------------------------------
                                   BASIS OF OWNERSHIP
NAME AND ADDRESS                   (RECORD/BENEFICIAL)          PERCENTAGE OWNED
================================================================================
None
--------------------------------------------------------------------------------

Dynamics Fund

--------------------------------------------------------------------------------
                                   BASIS OF OWNERSHIP
NAME AND ADDRESS                   (RECORD/BENEFICIAL)          PERCENTAGE OWNED
================================================================================
Charles Schwab & Co., Inc.
Special Custody Account            Record                       14.44%
for the Exclusive Benefit
of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
Connecticut General Life Ins.
c/o Liz Pezda  M-110               Record                       5.69%
P.O. Box 2975  H 19 B
Hartford, CT 06104-2975
--------------------------------------------------------------------------------


Endeavor Fund

--------------------------------------------------------------------------------
                                   BASIS OF OWNERSHIP
NAME AND ADDRESS                   (RECORD/BENEFICIAL)          PERCENTAGE OWNED
================================================================================
Charles Schwab & Co., Inc.         Record                        26.20%
Special Custody Account
for the Exclusive Benefit
of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
National Financial Services Corp.
The Exclusive Benefit              Record                        7.40%
of Customers
One World Financial Center
200 Liberty St., 5th Floor
Attn: Kate - Recon
New York, NY 10281-5500
--------------------------------------------------------------------------------

Growth & Income Fund

--------------------------------------------------------------------------------
                                   BASIS OF OWNERSHIP
NAME AND ADDRESS                   (RECORD/BENEFICIAL)          PERCENTAGE OWNED
================================================================================
Charles Schwab & Co., Inc.         Record                       30.92%
Special Custody Account
for the Exclusive
Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
Nat'l Financial Services Corp.     Record                       6.85%
The Exclusive Benefit of Cust.
One World Financial Center
200 Liberty Street, 5th Floor
Attn:  Kate Recon
New York, NY 10281-1003
--------------------------------------------------------------------------------


Small Company Growth Fund

--------------------------------------------------------------------------------
                                   BASIS OF OWNERSHIP
NAME AND ADDRESS                   (RECORD/BENEFICIAL)          PERCENTAGE OWNED
================================================================================
Connecticut General Life           Record                       14.46%
Insurance
c/o Liz Pezda M-110
P.O. Box 2975 H 19 B
Hartford, CT 06104-2975
--------------------------------------------------------------------------------
Charles Schwab & Co., Inc.
Special Custody Account            Record                       9.18%
for the Exclusive
Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122
--------------------------------------------------------------------------------
FIIOC Agent
Employee Benefit Plans             Record                       5.68%
100 Magellan Way KWIC
Covington, KY 41015-1987

S&P 500 Index Fund

--------------------------------------------------------------------------------
                                   BASIS OF OWNERSHIP
NAME AND ADDRESS                   (RECORD/BENEFICIAL)          PERCENTAGE OWNED
================================================================================
INVESCO Trust Company              Record                       38.57%
Right Choice Managed Care Inc.
Exec Def Retirement Plan
1831 Chestnut Street
St. Louis, MO 63103-2231
--------------------------------------------------------------------------------
INVESCO Trust Company              Record                       20.31%
Compass Group USA
Non-Qualified Plan IRPS
Attn: Kelly Allen
P.O. Box 1350
Winston-Salem, NC 27102-1350
--------------------------------------------------------------------------------
INVESCO Trust Company              Record                       19.49%
Right Choice Managed Care Inc.
Supp Exec Retirement Plan
1831 Chestnut Street
St. Louis, MO 63103-2231
--------------------------------------------------------------------------------
Ronald L. Grooms                   Beneficial                   10.05%
7800 East Union Avenue
Denver, CO 80237-2715
--------------------------------------------------------------------------------

Value Equity Fund

--------------------------------------------------------------------------------
                                   BASIS OF OWNERSHIP
NAME AND ADDRESS                   (RECORD/BENEFICIAL)          PERCENTAGE OWNED
================================================================================
Charles Schwab & Co., Inc.         Record                       6.47%
Special Custody Account
for the Exclusive
Benefit of Customers
Attn: Mutual Funds
101 Montgomery St.
San Francisco, CA 94104-4122

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                   BASIS OF OWNERSHIP
NAME AND ADDRESS                   (RECORD/BENEFICIAL)          PERCENTAGE OWNED
================================================================================
INVESCO Trust Company              Record                       6.02%
The Ritz Carlton Hotel
Company LLC
Special Reserve Plan DC
400 Colony Square Suite 2200
1201 Peachtree Street NE
Atlanta, GA 30361-3500
--------------------------------------------------------------------------------
INVESCO Trust Company              Record                       5.89%
Morris Communications Corp.
Employee's Profit Sharing
Retirement Plan
725 Broad Street
Augusta, GA 30901-1336
--------------------------------------------------------------------------------
INVESCO Trust Company              Record                       5.72%
Carle Clinic Association
Profit Sharing Plan
602 West University Avenue
Urbana, IL 61801-2530
--------------------------------------------------------------------------------

As of December 31, 2000, officers and directors of the Company, as a group, beneficially owned less than 1% of each of Blue Chip Growth, Dynamics, Endeavor, Growth & Income, Small Company Growth, and Value Equity Funds' outstanding shares and less than 11% of the S&P 500 Index Fund's outstanding shares.

DISTRIBUTOR

INVESCO Distributors, Inc. ("IDI"), a wholly owned subsidiary of INVESCO, is the distributor of the Funds. IDI receives no compensation and bears all expenses, including the cost of printing and distributing prospectuses, incident to marketing of the Funds' shares, except for such distribution expenses as are paid out of Fund assets under the Company's Plans of Distribution, which have been adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

INVESTOR CLASS. The Company has adopted a Plan and Agreement of Distribution (the "Investor Class Plan") with respect to Investor Class shares, which provides that the Investor Class shares of each Fund will make monthly payments to IDI computed at an annual rate no greater than 0.25% of average net assets attributable to Investor Class shares. These payments permit IDI, at its discretion, to engage in certain activities and provide services in connection with the distribution of a Fund's Investor Class shares to investors. Payments by a Fund under the Investor Class Plan, for any month, may be made to compensate IDI for permissible activities engaged in and services provided.

CLASS C. The Company has adopted a Master Distribution Plan and Agreement pursuant to Rule 12b-1 under the 1940 Act relating to the Class C shares of the Funds (the "Class C Plan"). Under the Class C Plan, Class C shares of the Funds pay compensation to IDI at an annual rate of 1.00% per annum of the average daily net assets attributable to Class C shares for the purpose of financing any activity which is primarily intended to result in the sale of Class C shares. The Class C Plan is designed to compensate IDI for certain promotional and other sales-related costs, and to implement a dealer incentive program which provides for periodic payments to selected dealers who furnish continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund. Payments can also be directed by IDI to selected institutions that have entered into service agreements with respect to Class C shares of each Fund and that provide continuing personal services to their customers who own such Class C shares of a Fund. Activities appropriate for financing under the Class C Plan include, but are not limited to, the following: printing of prospectuses and statements of additional information and reports for other than existing shareholders; preparation and distribution of advertising material and sales literature; expenses of organizing and conducting sales seminars; supplemental payments to dealers and other institutions such as asset-based sales charges or as payments of service fees under shareholder service arrangements; and costs of administering the Class C Plan.

Of the aggregate amount payable under the Class C Plan, payments to dealers and other financial institutions that provide continuing personal shareholder services to their customers who purchase and own Class C shares of a Fund, in amounts of up to 0.25% of the average daily net assets of the Class C shares of the Fund attributable to the customers of such dealers or financial institutions are characterized as a service fee. Payments to dealers and other financial institutions in excess of such amount and payments to IDI would be characterized as an asset-based sales charge pursuant to the Class C Plan. Payments pursuant to the Class C Plan are subject to any applicable limitations imposed by rules of the National Association of Securities Dealers, Inc. ("NASD"). The Class C Plan conforms to rules of the NASD by limiting payments made to dealers and other financial institutions who provide continuing personal shareholder services to their customers who purchase and own Class C shares of the Funds to no more than 0.25% per annum of the average daily net assets of the Class C shares of the Funds attributable to the customers of such dealers or financial institutions, and by imposing a cap on the total sales charges, including asset-based sales charges, that may be paid by the Funds.

IDI may pay sales commissions to dealers and institutions who sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution, and will consist of a sales commission of 0.75% of the purchase price of Class C shares sold plus an advance of the first year service fee of 0.25% with respect to such shares. IDI will retain all payments received by it relating to Class C shares for the first thirteen months after they are purchased. The portion of the payments to IDI under the Class C Plan attributable to Class C shares which constitutes an asset-based sales charge (0.75%) is intended in part to permit IDI to recoup a portion of on-going sales commissions to dealers plus financing costs, if any. After the first thirteen months, IDI will make such payments quarterly to dealers and institutions based on the average net asset value of Class C shares which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record.

A significant expenditure under the Investor Class Plan and Class C Plan (collectively, the "Plans") is compensation paid to securities companies and other financial institutions and organizations, which may include INVESCO-affiliated companies, in order to obtain various distribution-related and/or administrative services for the Funds. Each Fund is authorized by a Plan to use its assets to finance the payments made to obtain those services. Payments will be made by IDI to broker-dealers who sell shares of a Fund and may be made to banks, savings and loan associations and other depository institutions. Although the Glass-Steagall Act limits the ability of certain banks to act as underwriters of mutual fund shares, INVESCO does not believe that these limitations would affect the ability of such banks to enter into arrangements with IDI, but can give no assurance in this regard. However, to the extent it is determined otherwise in the future, arrangements with banks might have to be modified or terminated, and, in that case, the size of the Funds possibly could decrease to the extent that the banks would no longer invest customer assets in the Funds. Neither the Company nor its investment adviser will give any preference to banks or other depository institutions which enter into such arrangements when selecting investments to be made by a Fund. Financial institutions and any other person entitled to receive compensation for selling Fund shares may receive different compensation for selling shares of one particular class instead of another.

During the period ended July 31, 1999, the Funds made payments to IDI under the Investor Class Plan in the amounts of $2,507,538, $1,291,398, $49,244, $34,245,
$138,369, $88,491, and $915,156 for Blue Chip Growth Fund - Investor Class, Dynamics Fund - Investor Class, Endeavor Fund - Investor Class, Growth & Income Fund - Investor Class, Small Company Growth Fund - Investor Class, S&P 500 Index Fund - Investor Class and Value Equity Fund - Investor Class, respectively. In addition, as of July 31, 1999, $277,286, $524,406, $23,848, $12,940, $100,988,
$13,861 and $83,038 of additional distribution accruals had been incurred for Blue Chip Growth Fund - Investor Class, Dynamics Fund - Investor Class, Endeavor Fund - Investor Class, Growth & Income Fund - Investor Class, Small Company Growth Fund - Investor Class, S&P 500 Index Fund - Investor Class and Value Equity Fund - Investor Class, respectively, and will be paid during the fiscal year ended July 31, 2000. Since the Funds' Class C shares are not offered until February 15, 2000, the Funds' Class C shares made no payments to IDI under the Class C Plan during the period ended July 31, 1999. For the fiscal year ended July 31, 1999, allocation of 12b-1 amounts paid by the Funds' Investor Class for the following categories of expenses were:

Blue Chip Growth Fund - Investor Class

Advertising--$1,251,932;
Sales literature, printing, and postage--$259,217;
Direct Mail--$166,036;
Public Relations/Promotion--$112,722;
Compensation to securities dealers and other organizations--$396,205; and Marketing personnel--$321,426.

Dynamics Fund - Investor Class

Advertising--$333,433;
Sales literature, printing, and postage--$82,180;
Direct Mail--$39,011;
Public Relations/Promotion--$62,799;
Compensation to securities dealers and other organizations--$636,304; and Marketing personnel--$137,671.


Endeavor Fund - Investor Class

Advertising--$31,872;
Sales literature, printing, and postage--$3,067;
Direct Mail--$2,645;
Public Relations/Promotion--$2,056;
Compensation to securities dealers and other organizations--$6,726; and Marketing personnel--$2,878.


Growth & Income Fund - Investor Class

Advertising--$25,828;
Sales literature, printing, and postage--$2,003;
Direct Mail--$1,343;
Public Relations/Promotion--$1,013;
Compensation to securities dealers and other organizations--$2,727; and Marketing personnel--$1,331.


Small Company Growth Fund - Investor Class

Advertising--$6,605;
Sales literature, printing, and postage--$9,551;
Direct Mail--$8,895;
Public Relations/Promotion--$11,675;
Compensation to securities dealers and other organizations--$76,799; and Marketing personnel--$24,844.


S&P 500 Index Fund - Investor Class

Advertising--$24,616;
Sales literature, printing, and postage--$22,775;
Direct Mail--$2,760;
Public Relations/Promotion--$4,380;
Compensation to securities dealers and other organizations--$20,335; and Marketing personnel--$13,625.

Value Equity Fund - Investor Class

Advertising--$134,414;
Sales literature, printing, and postage--$68,376;
Direct Mail--$19,218;
Public Relations/Promotion--$26,709;
Compensation to securities dealers and other organizations--$573,142; and Marketing personnel--$93,297.

The services which are provided by securities dealers and other organizations may vary by dealer but include, among other things, processing new shareholder account applications, preparing and transmitting to the Company's Transfer Agent computer-processable tapes of all Fund transactions by customers, serving as the primary source of information to customers in answering questions concerning the Funds, and assisting in other customer transactions with the Funds.

The Plans provide that they shall continue in effect with respect to each Fund as long as such continuance is approved at least annually by the vote of the board of directors of the Company cast in person at a meeting called for the purpose of voting on such continuance, including the vote of a majority of the Independent Directors. A Plan can also be terminated at any time by a Fund, without penalty, if a majority of the Independent Directors, or shareholders of the relevant class of shares of the Fund, vote to terminate a Plan. The Company may, in its absolute discretion, suspend, discontinue or limit the offering of its shares at any time. In determining whether any such action should be taken, the board of directors intends to consider all relevant factors including, without limitation, the size of a Fund, the investment climate for a Fund, general market conditions, and the volume of sales and redemptions of a Fund's shares. The Plans may continue in effect and payments may be made under a Plan following any temporary suspension or limitation of the offering of Fund shares; however, the Company is not contractually obligated to continue a Plan for any particular period of time. Suspension of the offering of a Fund's shares would not, of course, affect a shareholder's ability to redeem his or her shares.

So long as the Plans are in effect, the selection and nomination of persons to serve as Independent Directors of the Company shall be committed to the Independent Directors then in office at the time of such selection or nomination. The Plans may not be amended to increase the amount of a Fund's payments under a Plan without approval of the shareholders of the affected class of the Fund's shares, and all material amendments to a Plan must be approved by the board of directors of the Company, including a majority of the Independent Directors. Under the agreement implementing the Plans, IDI or a Fund, the latter by vote of a majority of the Independent Directors, or a majority of the holders of the relevant class of a Fund's outstanding voting securities, may terminate such agreement without penalty upon 30 days' written notice to the other party. No further payments will be made by a Fund under a Plan in the event of its termination.

To the extent that a Plan constitutes a plan of distribution adopted pursuant to Rule 12b-1 under the 1940 Act, it shall remain in effect as such, so as to authorize the use of Fund assets in the amounts and for the purposes set forth therein, notwithstanding the occurrence of an assignment, as defined by the 1940 Act, and rules thereunder. To the extent it constitutes an agreement pursuant to a plan, a Fund's obligation to make payments to IDI shall terminate automatically, in the event of such "assignment." In this event, a Fund may continue to make payments pursuant to a Plan only upon the approval of new arrangements regarding the use of the amounts authorized to be paid by a Fund under a Plan. Such new arrangements must be approved by the directors, including a majority of the Independent Directors, by a vote cast in person at a meeting called for such purpose. These new arrangements might or might not be with IDI. On a quarterly basis, the directors review information about the distribution services that have been provided to each Fund and the 12b-1 fees paid for such services. On an annual basis, the directors consider whether a Plan should be continued and, if so, whether any amendment to the Plan, including changes in the amount of 12b-1 fees paid by each class of a Fund, should be made.

The only Company directors and interested persons, as that term is defined in
Section 2(a)(19) of the 1940 Act, who have a direct or indirect financial interest in the operation of the Plans are the officers and directors of the Company who are also officers either of IDI or other companies affiliated with IDI. The benefits which the Company believes will be reasonably likely to flow to a Fund and its shareholders under the Plans include the following:

     o Enhanced marketing efforts, if successful, should result in an increase in net assets through the sale of additional shares and afford greater resources with which to pursue the investment objectives of the Funds;

     o The sale of additional shares reduces the likelihood that redemption of shares will require the liquidation of securities of the Funds in amounts and at times that are disadvantageous for investment purposes; and

     o Increased Fund assets may result in reducing each investor's share of certain expenses through economies of scale (e.g., exceeding established breakpoints in an advisory fee schedule and allocating fixed expenses over a larger asset base), thereby partially offsetting the costs of a Plan.

The positive effect which increased Fund assets will have on INVESCO's revenues could allow INVESCO and its affiliated companies:

     o To have greater resources to make the financial commitments necessary to improve the quality and level of the Funds' shareholder services (in both systems and personnel);

     o To increase the number and type of mutual funds available to investors from INVESCO and its affiliated companies (and support them in their infancy), and thereby expand the investment choices available to all shareholders; and

     o To acquire and retain talented employees who desire to be associated with a growing organization.

OTHER SERVICE PROVIDERS

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado, are the independent accountants of the Company. The independent accountants are responsible for auditing the financial statements of the Funds.

CUSTODIAN

State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts, is the custodian of the cash and investment securities of the Company. The custodian is also responsible for, among other things, receipt and delivery of each Fund's investment securities in accordance with procedures and conditions specified in the custody agreement with the Company. The custodian is authorized to establish separate accounts in foreign countries and to cause foreign securities owned by the Funds to be held outside the United States in branches of U.S. banks and, to the extent permitted by applicable regulations, in certain foreign banks and securities depositories.

TRANSFER AGENT

INVESCO, 7800 E. Union Avenue, Denver, Colorado, is the Company's transfer agent, registrar, and dividend disbursing agent. Services provided by INVESCO include the issuance, cancellation and transfer of shares of the Funds, and the maintenance of records regarding the ownership of such shares.

LEGAL COUNSEL

The firm of Kirkpatrick & Lockhart LLP, 1800 Massachusetts Avenue, N.W., 2nd Floor, Washington, D.C., is legal counsel for the Company. The firm of Moye, Giles, O'Keefe, Vermeire & Gorrell LLP, 1225 17th Street, Suite 2900, Denver, Colorado, acts as special counsel to the Company.

BROKERAGE ALLOCATION AND OTHER PRACTICES

As the investment adviser to the Funds, INVESCO places orders for the purchase and sale of securities with broker-dealers based upon an evaluation of the financial responsibility of the broker-dealers and the ability of the broker-dealers to effect transactions at the best available prices.

While INVESCO seeks reasonably competitive commission rates, the Funds do not necessarily pay the lowest commission or spread available. INVESCO is permitted to, and does, consider qualitative factors in addition to price in the selection of brokers. Among other things, INVESCO considers the quality of executions obtained on a Fund's portfolio transactions, viewed in terms of the size of transactions, prevailing market conditions in the security purchased or sold, and general economic and market conditions. INVESCO has found that a broker's consistent ability to execute transactions is at least as important as the price the broker charges for those services.

In seeking to ensure that the commissions charged a Fund are consistent with prevailing and reasonable commissions, INVESCO monitors brokerage industry practices and commissions charged by broker-dealers on transactions effected for other institutional investors like the Funds.

Consistent with the standard of seeking to obtain favorable execution on portfolio transactions, INVESCO may select brokers that provide research services to INVESCO and the Company, as well as other INVESCO mutual funds and other accounts managed by INVESCO. Research services include statistical and analytical reports relating to issuers, industries, securities and economic factors and trends, which may be of assistance or value to INVESCO in making informed investment decisions. Research services prepared and furnished by brokers through which a Fund effects securities transactions may be used by INVESCO in servicing all of its accounts and not all such services may be used by INVESCO in connection with a particular Fund. Conversely, a Fund receives benefits of research acquired through the brokerage transactions of other clients of INVESCO.

In order to obtain reliable trade execution and research services, INVESCO may utilize brokers that charge higher commissions than other brokers would charge for the same transaction. This practice is known as "paying up." However, even when paying up, INVESCO is obligated to obtain favorable execution of a Fund's transactions.

Portfolio transactions also may be effected through broker-dealers that recommend the Funds to their clients, or that act as agent in the purchase of a Fund's shares for their clients. When a number of broker-dealers can provide comparable best price and execution on a particular transaction, INVESCO may consider the sale of a Fund's shares by a broker-dealer in selecting among qualified broker-dealers.

Certain of the INVESCO Funds utilize fund brokerage commissions to pay custody fees for each respective fund. This program requires that the participating funds receive favorable execution.

The aggregate dollar amount of underwriting discounts and brokerage commissions paid by each Fund for the periods outlined in the table below were:

BLUE CHIP GROWTH FUND

     Period Ended July 31, 1999(a)      $3,975,896
     Year Ended August 31, 1998          2,574,626
     Year Ended August 31, 1997          5,300,030
     Year Ended August 31, 1996          2,703,470

DYNAMICS FUND
     Period Ended July 31, 1999(b)      $3,309,214
     Year Ended April 30, 1999           7,689,483
     Year Ended April 30, 1998           7,542,687
     Year Ended April 30, 1997           5,707,197

ENDEAVOR FUND
     Period Ended July 31, 1999(b)      $1,463,690
     Period Ended April 30, 1999(c)        466,439

GROWTH & INCOME FUND
     Period Ended July 31, 1999(b)      $  165,787
     Period Ended April 30, 1999(d)        438,309

SMALL COMPANY GROWTH FUND
     Period Ended July 31, 1999(e)      $1,414,200
     Year Ended May 31, 1998             3,319,634
     Year Ended May 31, 1997             4,167,020
     Year Ended May 31, 1996             3,987,784

S&P 500 INDEX FUND
     Year Ended July 31, 1999           $   18,707
     Year Ended July 31, 1998                    0

VALUE EQUITY FUND
     Period Ended July 31, 1999(a)      $  272,645
     Year Ended August 31, 1998            194,473
     Year Ended August 31, 1997            470,619

(a) From September 1, 1998 to July 31, 1999
(b) From May 1, 1999 to July 31, 1999
(c) From October 28, 1998 (commencement of operations) to April 30, 1999
(d) From July 1, 1998 (commencement of operations) to April 30, 1999
(e) From June 1, 1999 to July 31, 1999

For the fiscal year ended July 31, 1999, brokers providing research services received $4,728,050 in commissions on portfolio transactions effected for the Funds. The aggregate dollar amount of such portfolio transactions was $3,773,902,315. Commissions totaling $206,673 were allocated to certain brokers in recognition of their sales of shares of the Funds on portfolio transactions of the Funds effected during the fiscal year ended July 31, 1999.

At July 31, 1999, each Fund held debt securities of its regular brokers or dealers, or their parents, as follows:

--------------------------------------------------------------------------------
                                                           VALUE OF SECURITIES
FUND                      BROKER OR DEALER                 AT JULY 31, 1999
================================================================================
Blue Chip Growth          General Electric                 $50,662,110
--------------------------------------------------------------------------------
Dynamics                  American Express Credit          $45,000,000
--------------------------------------------------------------------------------
                          GE Companies                      30,000,000
-------------------------------------------------------------------------------
                          State Street Bank & Trust          5,853,000
--------------------------------------------------------------------------------
                          Paine Webber Group                 5,400,000
--------------------------------------------------------------------------------
Endeavor                  State Street Bank & Trust        $ 3,745,000
--------------------------------------------------------------------------------
                          General Electric                   1,486,215
--------------------------------------------------------------------------------
Growth & Income           General Electric                 $ 2,078,630
--------------------------------------------------------------------------------
                          State Street Bank & Trust          1,145,000
--------------------------------------------------------------------------------
                          American Express                     615,273
--------------------------------------------------------------------------------
Small Company Growth      State Street Bank & Trust        $80,476,000
--------------------------------------------------------------------------------
S&P 500 Index             State Street Bank & Trust        $ 5,182,000
--------------------------------------------------------------------------------
                          General Electric                   2,130,841
--------------------------------------------------------------------------------
                          Ford Motor                           344,654
--------------------------------------------------------------------------------
                          American Express                     343,209
--------------------------------------------------------------------------------
                          Morgan Stanley Dean Witter           296,421
--------------------------------------------------------------------------------
                          Merrill Lynch                        144,224
--------------------------------------------------------------------------------
                          Morgan (JP) & Co.                    117,261
--------------------------------------------------------------------------------
                          CIGNA Corp                           109,970
--------------------------------------------------------------------------------
                          American General                     105,230
--------------------------------------------------------------------------------
                          Sears Roebuck                         91,409
--------------------------------------------------------------------------------
                          Bank Boston Corp                      79,324
--------------------------------------------------------------------------------
                          State Street                          71,300
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                           VALUE OF SECURITIES
FUND                      BROKER OR DEALER                 AT JULY 31, 1999
================================================================================
                          PaineWebber Group                     32,000
-------------------------------------------------------------------------------
Value Equity              General Electric                 $ 7,902,500
--------------------------------------------------------------------------------
                          American General                   6,963,750
--------------------------------------------------------------------------------
                          Ford Motor                         6,253,175
--------------------------------------------------------------------------------
                          State Street Bank & Trust          5,686,000
--------------------------------------------------------------------------------
                          State Street                       1,842,750
--------------------------------------------------------------------------------

Neither INVESCO nor any affiliate of INVESCO receives any brokerage commissions on portfolio transactions effected on behalf of the Funds, and there is no affiliation between INVESCO or any person affiliated with INVESCO or the Funds and any broker-dealer that executes transactions for the Funds.

CAPITAL STOCK

The Company is authorized to issue up to three billion five hundred million shares of common stock with a par value of $0.01 per share. As of December 31, 1999, the following shares of each Fund were outstanding:

     Blue Chip Growth Fund -  Investor Class          201,968,903
     Blue Chip Growth Fund - Class C                            0
     Dynamics Fund - Investor Class                   178,238,339
     Dynamics Fund - Class C                                    0
     Endeavor Fund - Investor Class                    12,852,556
     Endeavor Fund - Class C                                    0
     Growth & Income Fund - Investor Class              8,565,801
     Growth & Income Fund - Class C                             0
     Small Company Growth Fund - Investor Class        47,054,162
     Small Company Growth Fund - Class C                        0
     S&P 500 Index Fund - Institutional Class             320,642
     S&P 500 Index Fund - Investor Class                5,437,814
     Value Equity Fund - Investor Class                12,027,646
     Value Equity Fund - Class C                                0

A share of each class of a Fund represents an identical interest in that Fund's investment portfolio and has the same rights, privileges and preferences. However, each class may differ with respect to sales charges, if any, distribution and/or service fees, if any, other expenses allocable exclusively to each class, voting rights on matters exclusively affecting that class, and its exchange privilege, if any. The different sales charges and other expenses applicable to the different classes of shares of the Funds will affect the performance of those classes. Each share of a Fund is entitled to participate equally in dividends for that class, other distributions and the proceeds of any liquidation of a class of that Fund. However, due to the differing expenses of the classes, dividends and liquidation proceeds on Institutional Class, Investor Class and Class C shares will differ. All shares of a Fund will be voted together, except that only the shareholders of a particular class of a Fund may vote on matters exclusively affecting that class, such as the terms of a Rule 12b-1 Plan as it relates to the class. All shares issued and outstanding are, and all shares offered hereby when issued will be, fully paid and non-assessable. The board of directors has the authority to designate additional classes of common stock without seeking the approval of shareholders and may classify and reclassify any authorized but unissued shares.

Shares have no preemptive rights and are freely transferable on the books of each Fund.

All shares of the Company have equal voting rights based on one vote for each share owned. The Company is not generally required and does not expect to hold regular annual meetings of shareholders. However, when requested to do so in writing by the holders of 10% or more of the outstanding shares of the Company or as may be required by applicable law or the Company's Articles of Incorporation, the board of directors will call special meetings of shareholders.

Directors may be removed by action of the holders of a majority of the outstanding shares of the Company. The Funds will assist shareholders in communicating with other shareholders as required by the 1940 Act.

Fund shares have noncumulative voting rights, which means that the holders of a majority of the shares of the Company voting for the election of directors of the Company can elect 100% of the directors if they choose to do so. If that occurs, the holders of the remaining shares voting for the election of directors will not be able to elect any person or persons to the board of directors. Directors may be removed by action of the holders of a majority of the outstanding shares of the Company.

TAX CONSEQUENCES OF OWNING SHARES OF A FUND

Each Fund intends to continue to conduct its business and satisfy the applicable diversification of assets, distribution and source of income requirements to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Each Fund qualified as a regulated investment company and intends to continue to qualify during its current fiscal year. It is the policy of each Fund to distribute all investment company taxable income and net capital gains. As a result of this policy and the Funds' qualification as regulated investment companies, it is anticipated that none of the Funds will pay federal income or excise taxes and that all of the Funds will be accorded conduit or "pass through" treatment for federal income tax purposes. Therefore, any taxes that a Fund would ordinarily owe are paid by its shareholders on a pro-rata basis. If a Fund does not distribute all of its net investment income or net capital gains, it will be subject to income and excise taxes on the amount that is not distributed. If a Fund does not qualify as a regulated investment company, it will be subject to income tax on its net investment income and net capital gains at the corporate tax rates.

Dividends paid by a Fund from net investment income as well as distributions of net realized short-term capital gains and net realized gains from certain foreign currency transactions are taxable for federal income tax purposes as ordinary income to shareholders. After the end of each calendar year, the Funds send shareholders information regarding the amount and character of dividends paid in the year, including the dividends eligible for the dividends-received deduction for corporations. Dividends eligible for the dividends-received deduction will be limited to the aggregate amount of qualifying dividends that a Fund derives from its portfolio investments.

A Fund realizes a capital gain or loss when it sells a portfolio security for more or less than it paid for that security. Capital gains and losses are divided into short-term and long-term, depending on how long the Fund held the security which gave rise to the gain or loss. If the security was held one year or less the gain or loss is considered short-term, while holding a security for more than one year will generate a long-term gain or loss. A capital gain distribution consists of long-term capital gains which are taxed at the capital gains rate. Short-term capital gains are included with income from dividends and interest as ordinary income and are paid to shareholders as dividends, as discussed above. If total long-term gains on sales exceed total short-term losses, including any losses carried forward from previous years, a Fund will have a net capital gain. Distributions by a Fund of net capital gains are, for federal income tax purposes, taxable to the shareholder as a long-term capital gain regardless of how long a shareholder has held shares of the particular Fund. Such distributions are not eligible for the dividends-received deduction. After the end of each calendar year, the Funds send information to shareholders regarding the amount and character of distributions paid during the year.

All dividends and other distributions are taxable income to the shareholder, whether or not such dividends and distributions are reinvested in additional shares or paid in cash. If the net asset value of a Fund's shares should be reduced below a shareholder's cost as a result of a distribution, such distribution would be taxable to the shareholder although a portion would be a return of invested capital. The net asset value of shares of a Fund reflects accrued net investment income and undistributed realized capital and foreign currency gains; therefore, when a distribution is declared, the net asset value is reduced by the amount of the distribution. If shares of a Fund are purchased shortly before a distribution, the full price for the shares will be paid and some portion of the price may then be returned to the shareholder as a taxable dividend or capital gain. However, the net asset value per share will be reduced by the amount of the distribution, which would reduce any gain (or increase any loss) for tax purposes on any subsequent redemption of shares.

If it invests in foreign securities, a Fund may be subject to the withholding of foreign taxes on dividends or interest it receives on foreign securities. Foreign taxes withheld will be treated as an expense of the Fund unless the Fund meets the qualifications and makes the election to enable it to pass these taxes through to shareholders for use by them as a foreign tax credit or deduction. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

A Fund may invest in the stock of "passive foreign investment companies" ("PFICs"). A PFIC is a foreign corporation that, in general, meets either of the following tests: (1) at least 75% of its gross income is passive or (2) an average value of at least 50% of its assets produce, or are held for the production of, passive income. Each Fund intends to "mark-to-market" its stock in any PFIC. In this context, "marking-to-market" means including in ordinary income for each taxable year the excess, if any, of the fair market value of the PFIC stock over the Fund's adjusted basis in the PFIC stock as of the end of the year. In certain circumstances, a Fund will also be allowed to deduct from ordinary income the excess, if any, of its adjusted basis in PFIC stock over the fair market value of the PFIC stock as of the end of the year. The deduction will only be allowed to the extent of any PFIC mark-to-market gains recognized as ordinary income in prior years. A Fund's adjusted tax basis in each PFIC stock for which it makes this election will be adjusted to reflect the amount of income included or deduction taken under the election.

Gains or losses (1) from the disposition of foreign currencies, (2) from the disposition of debt securities denominated in foreign currencies that are attributable to fluctuations in the value of the foreign currency between the date of acquisition of each security and the date of disposition, and (3) that are attributable to fluctuations in exchange rates that occur between the time a Fund accrues interest, dividends or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects the receivables or pays the liabilities, generally will be treated as ordinary income or loss. These gains or losses may increase or decrease the amount of a Fund's investment company taxable income to be distributed to its shareholders.

INVESCO may provide Fund shareholders with information concerning the average cost basis of their shares in order to help them prepare their tax returns. This information is intended as a convenience to shareholders and will not be reported to the Internal Revenue Service (the "IRS"). The IRS permits the use of several methods to determine the cost basis of mutual fund shares. The cost basis information provided by INVESCO will be computed using the single-category average cost method, although neither INVESCO nor the Funds recommend any particular method of determining cost basis. Other methods may result in different tax consequences. If you have reported gains or losses for a Fund in past years, you must continue to use the method previously used, unless you apply to the IRS for permission to change methods.

If you sell Fund shares at a loss after holding them for six months or less, your loss will be treated as long-term (instead of short-term) capital loss to the extent of any capital gain distributions that you may have received on those shares.

Each Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year substantially all of its ordinary income for that year and its net capital gains for the one-year period ending on October 31 of that year, plus certain other amounts.

You should consult your own tax adviser regarding specific questions as to federal, state and local taxes. Dividends and capital gain distributions will generally be subject to applicable state and local taxes. Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended, for income tax purposes does not entail government supervision of management or investment policies.

PERFORMANCE

To keep shareholders and potential investors informed, INVESCO will occasionally advertise the Funds' total return for one-, five-, and ten-year periods (or since inception). Total return figures show the rate of return on a $10,000 investment in a Fund, assuming reinvestment of all dividends and capital gain distributions for the periods cited.

Cumulative total return shows the actual rate of return on an investment for the period cited; average annual total return represents the average annual percentage change in the value of an investment. Both cumulative and average annual total returns tend to "smooth out" fluctuations in a Fund's investment results, because they do not show the interim variations in performance over the periods cited. More information about the Funds' recent and historical performance is contained in the Company's Annual Report to Shareholders. You can get a free copy by calling or writing to INVESCO using the telephone number or address on the back cover of the Funds' Prospectuses.

When we quote mutual fund rankings published by Lipper Inc., we may compare a Fund to others in its appropriate Lipper category, as well as the broad-based Lipper general fund groupings. These rankings allow you to compare a Fund to its peers. Other independent financial media also produce performance- or service-related comparisons, which you may see in our promotional materials.

Performance figures are based on historical earnings and are not intended to suggest future performance.

Average annual total return performance for the one-, five-, and ten-year periods (or since inception) ended July 31, 1999 was:

                                                                 10 Year or
Name of Fund                               1 Year     5 Year     Since Inception
------------                               ------     ------     ---------------
Blue Chip Growth Fund - Investor Class     42.06%(a)  23.66%     16.87%
Dynamics Fund - Investor Class              6.83%(b)  25.43%     20.11%
Endeavor Fund - Investor Class              1.78%(b)     N/A     66.10%(c)

Growth & Income Fund - Investor Class       5.71%(b)      N/A     55.82%(d)
Small Company Growth Fund - Investor Class 12.67%(e)   18.45%      18.39%(f)
S&P 500 Index Fund - Institutional Class   20.40%         N/A      26.36%(g)
S&P 500 Index Fund - Investor Class        20.09%         N/A      26.92%(g)
Value Equity Fund - Investor Class         25.41%(a)    18.78%     13.56%

(a)  From September 1, 1998 to July 31, 1999
(b)  From May 1, 1999 to July 31, 1999
(c)  Since inception October 28, 1998
(d)  Since inception July 1, 1998
(e)  From June 1, 1999 to July 31, 1999
(f)  Since inception December 27, 1991
(g)  Since inception December 23, 1997

Average annual total return performance is not provided for each Fund's Class C shares since they are not offered until February 15, 2000. Average annual total return performance for each of the periods indicated was computed by finding the average annual compounded rates of return that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                 P(1 + T)n = ERV

where:            P = a hypothetical initial payment of $10,000
                  T = average annual total return
                  n = number of years
                  ERV = ending redeemable value of initial payment

The average annual total return performance figures shown above were determined by solving the above formula for "T" for each time period indicated.

In conjunction with performance reports, comparative data between a Fund's performance for a given period and other types of investment vehicles, including certificates of deposit, may be provided to prospective investors and shareholders.

In conjunction with performance reports and/or analyses of shareholder services for a Fund, comparative data between that Fund's performance for a given period and recognized indices of investment results for the same period, and/or assessments of the quality of shareholder service, may be provided to shareholders. Such indices include indices provided by Dow Jones & Company, S&P, Lipper Inc., Lehman Brothers, National Association of Securities Dealers Automated Quotations, Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times Stock Exchange, the New York Stock Exchange, the Nikkei Stock Average and Deutcher Aktienindex, all of which are unmanaged market indicators. In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service made by independent sources may be used in advertisements, sales literature or shareholder reports, including reprints of, or selections from, editorials or articles about the Fund. These sources utilize information compiled (i) internally; (ii) by Lipper Inc.; or (iii) by other recognized analytical services. The Lipper Inc. mutual fund rankings and comparisons which may be used by the Funds in performance reports will be drawn from the following mutual fund groupings, in addition to the broad-based Lipper general fund groupings:

Blue Chip Growth Fund              Large-Cap Growth Funds
Dynamics Fund                      Mid-Cap Growth Funds
Endeavor Fund                      Mid-Cap Growth Funds
Growth & Income Fund               Large-Cap Core Funds
Small Company Growth Fund          Small-Cap Growth Funds
S&P 500 Index Fund                 S&P 500 Funds
Value Equity Fund                  Multi-Cap Growth Funds

Sources for Fund performance information and articles about the Funds include, but are not limited to, the following:

AMERICAN ASSOCIATION OF INDIVIDUAL INVESTORS' JOURNAL
BANXQUOTE
BARRON'S
BUSINESS WEEK
CDA INVESTMENT TECHNOLOGIES
CNBC
CNN
CONSUMER DIGEST
FINANCIAL TIMES
FINANCIAL WORLD
FORBES
FORTUNE
IBBOTSON ASSOCIATES, INC.
INSTITUTIONAL INVESTOR
INVESTMENT COMPANY DATA, INC.
INVESTOR'S BUSINESS DAILY
KIPLINGER'S PERSONAL FINANCE
LIPPER INC.'S MUTUAL FUND PERFORMANCE ANALYSIS
MONEY
MORNINGSTAR
MUTUAL FUND FORECASTER
NO-LOAD ANALYST
NO-LOAD FUND X
PERSONAL INVESTOR
SMART MONEY
THE NEW YORK TIMES
THE NO-LOAD FUND INVESTOR

U.S. NEWS AND WORLD REPORT
UNITED MUTUAL FUND SELECTOR
USA TODAY
THE WALL STREET JOURNAL
WIESENBERGER INVESTMENT COMPANIES SERVICES
WORKING WOMAN
WORTH



FINANCIAL STATEMENTS

The financial statements for the Funds for the fiscal year ended July 31, 1999, are incorporated herein by reference from INVESCO Stock Funds, Inc.'s Annual Report to Shareholders dated July 31, 1999.

APPENDIX A

BOND RATINGS

The following is a description of Moody's and S&P's bond ratings:

Moody's Corporate Bond Ratings

Aaa - Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risk appear somewhat larger than in Aaa securities.

A - Bonds rated A possess many favorable investment attributes, and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds rated Ba are judged to have speculative elements. Their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any longer period of time may be small.

Caa - Bonds rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to --- principal or interest.

S&P Corporate Bond Ratings

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A - Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capability to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in higher rated categories.

BB - Bonds rated BB have less near-term vulnerability to default than other speculative issues. However, they face major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

B - Bonds rated B have a greater vulnerability to default but currently have the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal.

CCC - Bonds rated CCC have a currently identifiable vulnerability to default and are dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, they are not likely to have the capacity to pay interest and repay principal.